MULTI-FUND-REGISTERED TRADEMARK- 5
LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C
INDIVIDUAL VARIABLE ANNUITY CONTRACTS

Home Office:
Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnLife.com

This Prospectus describes the individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (LINCOLN LIFE). It is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. The contract is designed to accumulate CONTRACT VALUE and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If you die before the ANNUITY COMMENCEMENT DATE, we will pay your BENEFICIARY a DEATH BENEFIT. In the alternative, you may choose to receive a DEATH BENEFIT on the death of the ANNUITANT.

The minimum initial PURCHASE PAYMENT for the contract is $25,000. Additional PURCHASE PAYMENTS may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually. PURCHASE PAYMENTS allocated to any SUBACCOUNT or to the fixed side of the contract must be at least $300.

You choose whether your CONTRACT VALUE accumulates on a variable or a fixed (guaranteed) basis or both. If all your PURCHASE PAYMENTS, and any applicable BONUS CREDITS and PERSISTENCY CREDITS, are in the fixed account, we guarantee your principal and a minimum interest rate. WE LIMIT WITHDRAWALS AND TRANSFERS FROM THE FIXED SIDE OF THE CONTRACT.

All PURCHASE PAYMENTS, BONUS CREDITS and PERSISTENCY CREDITS, for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account C (VARIABLE ANNUITY ACCOUNT [VAA]). The VAA is a segregated investment account of LINCOLN LIFE. You take all the investment risk on the CONTRACT VALUE and the retirement income for amounts placed into one or more of the contract's variable options. If the SUBACCOUNTS you select make money, your CONTRACT VALUE goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the SUBACCOUNTS you select. WE DO NOT GUARANTEE HOW ANY OF THE VARIABLE OPTIONS OR THEIR FUNDS WILL PERFORM. ALSO, NEITHER THE U.S. GOVERNMENT NOR ANY FEDERAL AGENCY INSURES OR GUARANTEES YOUR INVESTMENT IN THE CONTRACT.

When you purchase your contract, you must choose one of the following CONTRACT OPTIONS, each of which has different mortality and expense risk charges and surrender charges:

    1.  Contract Value Death Benefit;

    2.  EGMDB;

    3.  EGMDB with Bonus Credit; or

    4.  EEB Rider with Bonus Credit.

The available funds are listed below:

    AIM Variable Insurance (Series I Shares)
      International Fund
      Value Fund
    Alliance Variable Products Series Fund
      AllianceBernstein Small Cap Value Portfolio
        (Class A)
      Technology Portfolio (Class (B)
    American Funds Insurance Series (AFIS)(Class 2)
      Growth-Income Fund
      Growth Fund
      International Fund
    Delaware Group Premium Fund
      Growth and Income Series (Standard Class)
      REIT Series (Standard Class)
      Small Cap Value Series (Service Class)
      Trend Series (Standard Class)
    Deutsche Asset Management VIT Funds
      Equity 500 Index Fund
      Small Cap Index Fund
    Fidelity Variable Insurance Products
      VIP Contrafund Portfolio (Service class)
      VIP Growth Portfolio (Service class)
    Janus Aspen Series (Institutional class)
      Worldwide Growth Fund
    Lincoln National Aggressive Growth Fund
    Lincoln National Bond Fund
    Lincoln National Capital Appreciation Fund
    Lincoln National Equity Income Fund
    Lincoln National Global Asset Allocation Fund
    Lincoln National Growth and Income Fund
    Lincoln National International Fund
    Lincoln National Managed Fund
    Lincoln National Money Market Fund
    Lincoln National Social Awareness Fund
    Lincoln National Special Opportunities Fund
    MFS-Registered Trademark- Variable Insurance Trust (Initial Class)
      Capital Opportunities Series
      Total Return Series
      Utilities Series
    Neuberger Berman Advisors Management Trust
    (AMT)
      Mid-Cap Growth Portfolio
      Regency Portfolio
    Putnam Variable Trust (Class IB)
      Health Sciences Fund

This Prospectus gives you information about the contracts that you should know before you decide to buy a contract and make PURCHASE PAYMENTS. You should also review the prospectuses for the funds that are attached, and keep all prospectuses for reference.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THIS CONTRACT OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Expenses for bonus CONTRACT OPTIONS may be higher than CONTRACT OPTIONS without a bonus. Because of this, the amount of the BONUS CREDITS and PERSISTENCY CREDITS may, over time, be offset by additional fees and charges. You should carefully consider whether or not this CONTRACT OPTION is the best product for you.

You can obtain a current Statement of Additional Information (SAI), dated the same date as this Prospectus, about the contracts which has more information. Its terms are made part of this Prospectus. For a free copy, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI and other information about LINCOLN LIFE and Account C are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.


December 27, 2001

TABLE OF CONTENTS

                                        PAGE
--------------------------------------------
Special terms                             3
--------------------------------------------
Expense tables                            5
--------------------------------------------
Summary                                  12
--------------------------------------------
Condensed financial information          13
--------------------------------------------
Investment results                       13
--------------------------------------------
Financial statements                     13
--------------------------------------------
The Lincoln National Life Insurance
Co.                                      13
--------------------------------------------
Fixed side of the contract               14
--------------------------------------------
Variable annuity account (VAA)           14
--------------------------------------------
Investments of the variable annuity
account                                  14
--------------------------------------------
Charges and other deductions             18
--------------------------------------------
The contracts                            20
--------------------------------------------

--------------------------------------------
                                        PAGE

Annuity payouts                          29
--------------------------------------------
Federal tax matters                      31
--------------------------------------------
Voting rights                            35
--------------------------------------------
Distribution of the contracts            35
--------------------------------------------
Return privilege                         35
--------------------------------------------
State regulation                         36
--------------------------------------------
Records and reports                      36
--------------------------------------------
Other information                        36
--------------------------------------------
Legal proceedings                        36
--------------------------------------------
Statement of additional information
table of contents for Variable Annuity
Account C
Multi-Fund-Registered Trademark- 5       37
--------------------------------------------

SPECIAL TERMS

(We have italicized the terms that have special meaning throughout the Prospectus)

ACCOUNT OR VARIABLE ANNUITY ACCOUNT (VAA) -- The segregated investment account, Account C, into which LINCOLN LIFE sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

ACCUMULATION UNIT -- A measure used to calculate CONTRACT VALUE for the variable side of the contract before the ANNUITY COMMENCEMENT DATE.

ANNUITANT -- The person on whose life the ANNUITY PAYOUTS are based and upon whose death a DEATH BENEFIT may be paid.

ANNUITY COMMENCEMENT DATE -- The VALUATION DATE when funds are withdrawn or converted into ANNUITY UNITS or fixed dollar payout for payment of retirement income benefits under the ANNUITY PAYOUT option you select.

ANNUITY PAYOUT -- An amount paid at regular intervals after the ANNUITY COMMENCEMENT DATE under one of several options available to the ANNUITANT and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

ANNUITY UNIT -- A measure used to calculate the amount of ANNUITY PAYOUTS for the variable side of the contract after the ANNUITY COMMENCEMENT DATE.

BENEFICIARY -- The person you choose to receive the DEATH BENEFIT that is paid if you die before the ANNUITY COMMENCEMENT DATE.

BONUS CREDIT -- The additional amount credited to the contract for each PURCHASE PAYMENT, if you elect a CONTRACT OPTION that offers BONUS CREDITS.

CONTRACT OPTION -- The type of contract you choose at the time of purchase. Four types of CONTRACT OPTIONS are offered under the contract: (1) Contract Value Death Benefit; (2) EGMDB; (3) EGMDB with Bonus Credit; and (4) EEB Rider with Bonus Credit.

CONTRACTOWNER (you, your, owner) -- The person who has the ability to exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the BENEFICIARY, etc.). Usually, but not always, the owner is the ANNUITANT.

CONTRACT VALUE -- At a given time before the ANNUITY COMMENCEMENT DATE, the total value of all ACCUMULATION UNITS for a contract plus the value of the fixed side of the contract.

CONTRACT YEAR -- Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

DEATH BENEFIT -- The amount payable to your designated BENEFICIARY if the owner dies before the ANNUITY COMMENCEMENT DATE or, if selected, to the owner if the ANNUITANT dies. An Enhanced Guaranteed Minimum

Death Benefit (EGMDB), Accumulated Benefit Enhancement (ABE) or Estate Enhancement Benefit (EEB) Rider may be available.

EARNINGS -- The excess of CONTRACT VALUE over the sum of PURCHASE PAYMENTS and any applicable BONUS CREDITS and PERSISTENCY CREDITS which have not yet been withdrawn from the contract.

FREE AMOUNT -- The amount that may be withdrawn each year without incurring a surrender charge.

INCOME4LIFE(SM) SOLUTION -- An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

LINCOLN LIFE (we, us, our) -- The Lincoln National Life Insurance Company.

PERSISTENCY CREDITS -- The additional amount credited to the contract after the seventh contract anniversary, if you elect a CONTRACT OPTION that offers BONUS CREDITS.

PURCHASE PAYMENTS -- Amounts paid into the contract other than any applicable BONUS CREDITS and PERSISTENCY CREDITS.

SUBACCOUNT or Multi-Fund-Registered Trademark- 5 SUBACCOUNT -- The portion of the VAA that reflects investments in ACCUMULATION and ANNUITY UNITS of a class of a particular fund available under the contracts. There is a separate SUBACCOUNT which corresponds to each class of a fund.

VALUATION DATE -- Each day the New York Stock Exchange (NYSE) is open for trading.

VALUATION PERIOD -- The period starting at the close of trading (currently, 4:00 p.m. New York time) on each day that the NYSE is open for trading (VALUATION
DATE) and ending at the close of such trading on the next VALUATION DATE.

EXPENSE TABLES

SUMMARY OF CONTRACTOWNER EXPENSES:

The maximum surrender charge (contingent deferred sales charge) (as a percentage of PURCHASE PAYMENTS surrendered/withdrawn):

CONTRACT VALUE                    EGMDB WITH BONUS    EEB RIDER WITH
 DEATH BENEFIT        EGMDB            CREDIT          BONUS CREDIT
      7%               7%                8%                 8%

The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. See Surrender charges.

ACCOUNT C ANNUAL EXPENSES FOR MULTI-FUND-REGISTERED TRADEMARK- 5 SUBACCOUNTS:
(as a percentage of average daily net assets):

                                                              CONTRACT
                                                               VALUE                EGMDB WITH     EEB RIDER
                                                               DEATH                   BONUS          WITH
                                                              BENEFIT     EGMDB       CREDIT      BONUS CREDIT
Mortality and expense risk charge                               0.85%      1.15%       1.60%          1.80%
Administrative charge                                           0.15%      0.15%       0.15%          0.15%
                                                                ----       ----        ----           ----
  Total annual charge for each
    Multi-Fund-Registered Trademark- 5 SUBACCOUNT               1.00%      1.30%       1.75%          1.95%

ANNUAL EXPENSES OF THE FUNDS FOR THE YEAR ENDED DECEMBER 31, 2000:

(as a percentage of each fund's average net assets):

                                           MANAGEMENT                                   OTHER                      TOTAL
                                           FEES AFTER ANY                               EXPENSES AFTER             EXPENSES AFTER
                                           WAIVERS/                   12B-1             ANY WAIVERS/               ANY WAIVERS/
                                           REIMBURSEMENTS      +      FEES       +      REIMBURSEMENTS      =      REIMBURSEMENTS
  -------------------------------------------------------------------------------------------------------------------------------
  AFIS Growth-Income (Class 2)             0.34%                      0.25%             0.01%                      0.60%
  -------------------------------------------------------------------------------------------------------------------------------
  AFIS Growth (Class 2)                    0.36                       0.25              0.02                       0.63
  -------------------------------------------------------------------------------------------------------------------------------
  AFIS International (Class 2)             0.54                       0.25              0.05                       0.84
  -------------------------------------------------------------------------------------------------------------------------------
  AIM V.I. International Fund (Series I)   0.73                       0.00              0.29                       1.02
  -------------------------------------------------------------------------------------------------------------------------------
  AIM V.I. Value Fund (Series I)           0.61                       0.00              0.23                       0.84
  -------------------------------------------------------------------------------------------------------------------------------
  AllianceBernstein Small Cap Value        0.04                       0.00              0.91                       0.95
  (Class A)
  -------------------------------------------------------------------------------------------------------------------------------
  Alliance Technology (Class B)(1)         1.00                       0.25              0.08                       1.33
  -------------------------------------------------------------------------------------------------------------------------------
  Delaware Growth & Income (Standard       0.60                       0.00              0.08                       0.68
  Class)(2)
  -------------------------------------------------------------------------------------------------------------------------------
  Delaware REIT (Standard Class)(3)        0.57                       0.00              0.28                       0.85
  -------------------------------------------------------------------------------------------------------------------------------
  Delaware Small Cap Value (Service        0.69                       0.15              0.16                       1.00
  Class)(4)
  -------------------------------------------------------------------------------------------------------------------------------
  Delaware Trend (Standard Class)(5)       0.72                       0.00              0.11                       0.83
  -------------------------------------------------------------------------------------------------------------------------------
  Deutsche VIT Equity 500 Index(6)         0.20                       0.00              0.10                       0.30
  -------------------------------------------------------------------------------------------------------------------------------
  Deutsche VIT Small Cap Index(6)          0.35                       0.00              0.10                       0.45
  -------------------------------------------------------------------------------------------------------------------------------
  Fidelity VIP Growth (Service class)(7)   0.57                       0.10              0.09                       0.76
  -------------------------------------------------------------------------------------------------------------------------------
  Fidelity VIP Contrafund (Service         0.57                       0.10              0.09                       0.76
  class)(7)
  -------------------------------------------------------------------------------------------------------------------------------
  Janus AS Worldwide Growth                0.65                       0.00              0.04                       0.69
  (Institutional Class)(8)
  -------------------------------------------------------------------------------------------------------------------------------
  Lincoln National Aggressive Growth       0.70                       0.00              0.08                       0.78
  -------------------------------------------------------------------------------------------------------------------------------
  Lincoln National Bond                    0.45                       0.00              0.09                       0.54
  -------------------------------------------------------------------------------------------------------------------------------
  Lincoln National Capital Appreciation    0.71                       0.00              0.05                       0.76
  -------------------------------------------------------------------------------------------------------------------------------
  Lincoln National Equity Income           0.72                       0.00              0.07                       0.79
  -------------------------------------------------------------------------------------------------------------------------------
  Lincoln National Global Asset            0.72                       0.00              0.22                       0.94
  Allocation
  -------------------------------------------------------------------------------------------------------------------------------

                                           MANAGEMENT                                   OTHER                      TOTAL
                                           FEES AFTER ANY                               EXPENSES AFTER             EXPENSES AFTER
                                           WAIVERS/                   12B-1             ANY WAIVERS/               ANY WAIVERS/
                                           REIMBURSEMENTS      +      FEES       +      REIMBURSEMENTS      =      REIMBURSEMENTS
  -------------------------------------------------------------------------------------------------------------------------------
  Lincoln National Growth and Income       0.31%                      0.00%             0.05%                      0.36%
  -------------------------------------------------------------------------------------------------------------------------------
  Lincoln National International           0.80                       0.00              0.16                       0.96
  -------------------------------------------------------------------------------------------------------------------------------
  Lincoln National Managed                 0.37                       0.00              0.07                       0.44
  -------------------------------------------------------------------------------------------------------------------------------
  Lincoln National Money Market            0.48                       0.00              0.10                       0.58
  -------------------------------------------------------------------------------------------------------------------------------
  Lincoln National Social Awareness        0.33                       0.00              0.05                       0.38
  -------------------------------------------------------------------------------------------------------------------------------
  Lincoln National Special Opportunities   0.41                       0.00              0.08                       0.49
  -------------------------------------------------------------------------------------------------------------------------------
  MFS Capital Opportunities (Initial       0.75                       0.00              0.16                       0.91
  Class)(9,)(10)
  -------------------------------------------------------------------------------------------------------------------------------
  MFS Total Return (Initial Class)(9)      0.75                       0.00              0.15                       0.90
  -------------------------------------------------------------------------------------------------------------------------------
  MFS Utilities (Initial Class)(9)         0.75                       0.00              0.16                       0.91
  -------------------------------------------------------------------------------------------------------------------------------
  Neuberger Berman AMT Regency(11)         0.85                       0.00              0.25                       1.10
  -------------------------------------------------------------------------------------------------------------------------------
  Neuberger Berman AMT Mid-Cap Growth      0.84                       0.00              0.14                       0.98
  -------------------------------------------------------------------------------------------------------------------------------
  Putnam Health Sciences (Class IB)        0.70                       0.25              0.09                       1.04
  -------------------------------------------------------------------------------------------------------------------------------

1. For the period January 1, 2000 through April 30, 2000, the adviser waived and/or reimbursed certain expenses of the Technology Portfolio. This waiver/reimbursement is no longer in effect. With the waiver/reimbursement the Management Fees, 12b-1 Fees, Other Expenses and Total Expenses of the Technology Portfolio were 0.99%, 0.25%, 0.07%, and 1.31%, respectively.

2. The investment advisor for the Growth and Income Series is Delaware Management Company ("DMC"). Effective November 1, 2001 through April 30, 2002, DMC has voluntarily agreed to waive its Management Fee and reimburse the Series for expenses to the extent that Total Expenses will not exceed 0.80%. DMC has voluntarily elected to cap its Management Fee for this Series at 0.60% indefinitely.

3. The investment advisor for the REIT Series is DMC. Effective November 1, 2001 through April 30, 2002, DMC has voluntarily agreed to waive its Management Fee and reimburse the Series for expenses to the extent that Total Expenses will not exceed 0.85%. Without such an arrangement, the total operating expense for the Series would have been 1.03%. Under its Management Agreement, the Series pays a Management Fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

4. Effective November 1, 2001 through April 30, 2002, DMC has voluntarily agreed to waive its Management Fee and reimburse the Series for expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 Fees) to the extent that Total Expenses will not exceed 0.85% for Small Cap Value. Without such an arrangement, the total operating expenses would have been 1.06% for Small Cap Value. The Service Class shares are subject to an annual 12b-1 Fee of not more than 0.30% (currently set at 0.15%).

5. The investment advisor for the Trend Series is DMC. Effective November 1, 2001 through April 30, 2002, DMC has voluntarily agreed to waive its management fee and reimburse the Fund for expenses to the extent that Total Expenses will not exceed 0.85%. Under its Management Agreement, the Series pays a Management Fee based on average daily net assets as follows:
    0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

6. Under the Advisory Agreement with Deutsche Asset Management, Inc. (the "Advisor"), the fund will pay an advisory fee at an annual percentage rate of 0.20% of the average daily net assets of the Equity 500 Index Fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so that the fund's total operating expenses will not exceed 0.30% of average daily net assets. Under the Advisory Agreement with the Advisor, the Small Cap Index Fund will pay an advisory fee at an annual percentage rate of 0.35% of the average daily net assets of the fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so that the fund's total operating expenses will not exceed 0.45% of average daily net assets. Without the reimbursements to the funds for the year ended 12/31/00, total expenses would have been 0.34% for the Equity 500 Index Fund and 0.69% for the Small Cap Index Fund.

7. Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details.

8. Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the Management Fee for Worldwide Growth Portfolio. All expenses are shown without the effect of any expense offset arrangements.

9. Each Series has an expense offset arrangement that reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. The Series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the Series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expense of the Series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal 0.90% for Capital Opportunities; 0.89% for Total Return and 0.90% for Utilities.

10. MFS has contractually agreed, subject to reimbursement, to bear the Series' expenses such that "Other Expenses" (after taking into account the expense offset arrangement described above) do not exceed 0.15% annually. These contractual fee arrangements will continue until at least May 1, 2002, unless changed with the consent of the board of trustees which oversees the Series.

11. Neuberger Berman Management Inc. ("NBMI") has undertaken through April 30, 2002 to reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.50% of the daily net asset value of the Regency Portfolio. The expense reimbursement agreements with respect to the Regency Portfolio provide for NBMI to recoup through December 31, 2005 amounts reimbursed by NBMI under the agreements, provided such recoupment would not cause a Portfolio to exceed its respective expense limitation. The Regency Portfolio had not commenced operations as of December 31, 2000; the expense figures for this Portfolio are estimated.

EXAMPLES

(expenses of the SUBACCOUNTS and of the funds):

If you elect the Contract Value Death Benefit option:

If you surrender your contract at the end of the time period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                                                             1      3      5     10
                                                           YEAR   YEARS  YEARS  YEARS
  -----------------------------------------------------------------------------------
  AFIS Growth-Income (Class 2)                             $  87  $ 101  $119   $ 193
  -----------------------------------------------------------------------------------
  AFIS Growth (Class 2)                                       87    102   120     197
  -----------------------------------------------------------------------------------
  AFIS International (Class 2)                                89    109   131     219
  -----------------------------------------------------------------------------------
  AIM V.I. International (Series I)                           91    114   140     238
  -----------------------------------------------------------------------------------
  AIM V.I. Value Fund (Series I)                              89    109   131     219
  -----------------------------------------------------------------------------------
  AllianceBernstein Small Cap Value (Class A)                 90    112   137     231
  -----------------------------------------------------------------------------------
  Alliance Technology (Class B)                               94    124   156     270
  -----------------------------------------------------------------------------------
  Delaware Growth & Income (Standard Class)                   87    104   123     202
  -----------------------------------------------------------------------------------
  Delaware REIT (Standard Class)                              89    109   132     220
  -----------------------------------------------------------------------------------
  Delaware Small Cap Value (Service Class)                    91    114   139     236
  -----------------------------------------------------------------------------------
  Delaware Trend (Standard Class)                             89    108   131     218
  -----------------------------------------------------------------------------------
  Deutsche VIT Equity 500 Index                               84     92   103     160
  -----------------------------------------------------------------------------------
  Deutsche VIT Small Cap Index                                85     97   111     177
  -----------------------------------------------------------------------------------
  Fidelity VIP Contrafund (Service class)                     88    106   127     211
  -----------------------------------------------------------------------------------
  Fidelity VIP Growth (Service class)                         88    106   127     211
  -----------------------------------------------------------------------------------
  Janus Worldwide Growth (Institutional Class)                87    104   123     203
  -----------------------------------------------------------------------------------
  Lincoln National Aggressive Growth                          88    107   128     213
  -----------------------------------------------------------------------------------
  Lincoln National Bond                                       86    100   116     187
  -----------------------------------------------------------------------------------
  Lincoln National Capital Appreciation                       84     94   106     167
  -----------------------------------------------------------------------------------
  Lincoln National Equity Income                              88    107   129     214
  -----------------------------------------------------------------------------------
  Lincoln National Global Asset Allocation                    90    112   136     230
  -----------------------------------------------------------------------------------
  Lincoln National Growth and Income                          84     94   106     167
  -----------------------------------------------------------------------------------
  Lincoln National International                              90    112   137     232
  -----------------------------------------------------------------------------------
  Lincoln National Managed                                    85     96   110     176
  -----------------------------------------------------------------------------------
  Lincoln National Money Market                               86    101   118     191
  -----------------------------------------------------------------------------------
  Lincoln National Social Awareness                           84     95   107     440
  -----------------------------------------------------------------------------------
  Lincoln National Special Opportunities                      85     98   113     181
  -----------------------------------------------------------------------------------
  MFS Capital Opportunities (Initial Class)                   90    111   135     226
  -----------------------------------------------------------------------------------
  MFS Total Return (Initial Class)                            90    111   134     225
  -----------------------------------------------------------------------------------
  MFS Utilities (Initial Class)                               90    111   135     226
  -----------------------------------------------------------------------------------
  Neuberger Berman AMT Mid-Cap Growth                         90    113   138     234
  -----------------------------------------------------------------------------------
  Neuberger Berman AMT Regency                                92    117   144     246
  -----------------------------------------------------------------------------------
  Putnam Health Sciences (Class IB)                           91    116   143     244
  -----------------------------------------------------------------------------------

If you do not surrender your contract, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                                                             1      3      5     10
                                                           YEAR   YEARS  YEARS  YEARS
  -----------------------------------------------------------------------------------
  AFIS Growth-Income (Class 2)                             $  17  $  51  $ 89   $ 193
  -----------------------------------------------------------------------------------
  AFIS Growth (Class 2)                                       17     52    90     197
  -----------------------------------------------------------------------------------
  AFIS International (Class 2)                                19     59   101     219
  -----------------------------------------------------------------------------------
  AIM V.I. International (Series I)                           21     64   110     238
  -----------------------------------------------------------------------------------
  AIM V.I. Value Fund (Series I)                              19     59   101     219
  -----------------------------------------------------------------------------------
  AllianceBernstein Small Cap Value (Class A)                 20     62   107     231
  -----------------------------------------------------------------------------------
  Alliance Technology (Class B)                               24     74   126     270
  -----------------------------------------------------------------------------------
  Delaware Growth & Income (Standard Class)                   17     54    93     202
  -----------------------------------------------------------------------------------
  Delaware REIT (Standard Class)                              19     59   102     220
  -----------------------------------------------------------------------------------
  Delaware Small Cap Value (Service Class)                    21     64   109     236
  -----------------------------------------------------------------------------------
  Delaware Trend (Standard Class)                             19     58   101     218
  -----------------------------------------------------------------------------------
  Deutsche VIT Equity 500 Index                               14     42    73     160
  -----------------------------------------------------------------------------------
  Deutsche VIT Small Cap Index                                15     47    81     177
  -----------------------------------------------------------------------------------
  Fidelity VIP Contrafund (Service class)                     18     56    97     211
  -----------------------------------------------------------------------------------
  Fidelity VIP Growth (Service class)                         18     56    97     211
  -----------------------------------------------------------------------------------
  Janus Worldwide Growth (Institutional Class)                17     54    93     203
  -----------------------------------------------------------------------------------
  Lincoln National Aggressive Growth                          18     57    98     213
  -----------------------------------------------------------------------------------
  Lincoln National Bond                                       16     50    86     187
  -----------------------------------------------------------------------------------
  Lincoln National Capital Appreciation                       14     44    76     167
  -----------------------------------------------------------------------------------
  Lincoln National Equity Income                              18     57    99     214
  -----------------------------------------------------------------------------------
  Lincoln National Global Asset Allocation                    20     62   106     230
  -----------------------------------------------------------------------------------
  Lincoln National Growth and Income                          14     44    76     167
  -----------------------------------------------------------------------------------
  Lincoln National International                              20     62   107     232
  -----------------------------------------------------------------------------------
  Lincoln National Managed                                    15     46    80     176
  -----------------------------------------------------------------------------------
  Lincoln National Money Market                               16     51    88     191
  -----------------------------------------------------------------------------------
  Lincoln National Social Awareness                           14     45    77     440
  -----------------------------------------------------------------------------------
  Lincoln National Special Opportunities                      15     48    83     181
  -----------------------------------------------------------------------------------
  MFS Capital Opportunities (Initial Class)                   20     61   105     226
  -----------------------------------------------------------------------------------
  MFS Total Return (Initial Class)                            20     61   104     225
  -----------------------------------------------------------------------------------
  MFS Utilities (Initial Class)                               20     61   105     226
  -----------------------------------------------------------------------------------
  Neuberger Berman AMT Mid-Cap Growth                         20     63   108     234
  -----------------------------------------------------------------------------------
  Neuberger Berman AMT Regency                                22     67   114     246
  -----------------------------------------------------------------------------------
  Putnam Health Sciences (Class IB)                           21     66   113     244
  -----------------------------------------------------------------------------------

If you elect the EEB Rider with Bonus Credit option:

If you surrender your contract at the end of the time period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return.

                                                             1      3      5     10
                                                           YEAR   YEARS  YEARS  YEARS
  -----------------------------------------------------------------------------------
  AFIS Growth-Income (Class 2)                             $ 106  $ 140  $177   $ 292
  -----------------------------------------------------------------------------------
  AFIS Growth (Class 2)                                      106    141   179     294
  -----------------------------------------------------------------------------------
  AFIS International (Class 2)                               109    147   189     315
  -----------------------------------------------------------------------------------
  AIM V.I. International (Series I)                          110    153   198     332
  -----------------------------------------------------------------------------------
  AIM V.I. Value Fund (Series I)                             109    147   189     315
  -----------------------------------------------------------------------------------
  AllianceBernstein Small Cap Value (Class A)                110    151   194     325
  -----------------------------------------------------------------------------------
  Alliance Technology (Class B)                              113    162   213     360
  -----------------------------------------------------------------------------------
  Delaware Growth & Income (Standard Class)                  107    143   181     299
  -----------------------------------------------------------------------------------
  Delaware REIT (Standard Class)                             109    148   189     316
  -----------------------------------------------------------------------------------
  Delaware Small Cap Value (Service Class)                   110    152   197     330
  -----------------------------------------------------------------------------------
  Delaware Trend (Standard Class)                            108    147   188     314
  -----------------------------------------------------------------------------------
  Deutsche VIT Equity 500 Index                              103    131   162     262
  -----------------------------------------------------------------------------------
  Deutsche VIT Small Cap Index                               105    136   170     277
  -----------------------------------------------------------------------------------
  Fidelity VIP Contrafund (Service class)                    108    145   185     307
  -----------------------------------------------------------------------------------
  Fidelity VIP Growth (Service class)                        108    145   185     307
  -----------------------------------------------------------------------------------
  Janus Worldwide Growth (Institutional Class)               107    143   182     300
  -----------------------------------------------------------------------------------
  Lincoln National Aggressive Growth                         108    146   186     309
  -----------------------------------------------------------------------------------
  Lincoln National Bond                                      106    138   174     286
  -----------------------------------------------------------------------------------
  Lincoln National Capital Appreciation                      104    133   165     268
  -----------------------------------------------------------------------------------
  Lincoln National Equity Income                             108    146   186     310
  -----------------------------------------------------------------------------------
  Lincoln National Global Asset Allocation                   110    150   194     324
  -----------------------------------------------------------------------------------
  Lincoln National Growth and Income                         104    133   165     268
  -----------------------------------------------------------------------------------
  Lincoln National International                             110    151   195     326
  -----------------------------------------------------------------------------------
  Lincoln National Managed                                   105    135   169     276
  -----------------------------------------------------------------------------------
  Lincoln National Money Market                              106    140   176     290
  -----------------------------------------------------------------------------------
  Lincoln National Social Awareness                          104    134   166     440
  -----------------------------------------------------------------------------------
  Lincoln National Special Opportunities                     105    137   172     281
  -----------------------------------------------------------------------------------
  MFS Capital Opportunities (Initial Class)                  109    149   192     321
  -----------------------------------------------------------------------------------
  MFS Total Return (Initial Class)                           109    149   192     320
  -----------------------------------------------------------------------------------
  MFS Utilities (Initial Class)                              109    149   192     321
  -----------------------------------------------------------------------------------
  Neuberger Berman AMT Mid-Cap Growth                        110    152   196     328
  -----------------------------------------------------------------------------------
  Neuberger Berman AMT Regency                               111    155   202     339
  -----------------------------------------------------------------------------------
  Putnam Health Sciences (Class IB)                          111    155   201     337
  -----------------------------------------------------------------------------------

If you do not surrender your contract, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return.

                                                             1      3      5     10
                                                           YEAR   YEARS  YEARS  YEARS
  -----------------------------------------------------------------------------------
  AFIS Growth-Income (Class 2)                             $  26  $  80  $137   $ 292
  -----------------------------------------------------------------------------------
  AFIS Growth (Class 2)                                       26     81   139     294
  -----------------------------------------------------------------------------------
  AFIS International (Class 2)                                29     87   149     315
  -----------------------------------------------------------------------------------
  AIM V.I. International (Series I)                           30     93   158     332
  -----------------------------------------------------------------------------------
  AIM V.I. Value Fund (Series I)                              29     87   149     315
  -----------------------------------------------------------------------------------
  AllianceBernstein Small Cap Value (Class A)                 30     91   154     325
  -----------------------------------------------------------------------------------
  Alliance Technology (Class B)                               33    102   173     360
  -----------------------------------------------------------------------------------
  Delaware Growth & Income (Standard Class)                   27     83   141     299
  -----------------------------------------------------------------------------------
  Delaware REIT (Standard Class)                              29     88   149     316
  -----------------------------------------------------------------------------------
  Delaware Small Cap Value (Service Class)                    30     92   157     330
  -----------------------------------------------------------------------------------
  Delaware Trend (Standard Class)                             28     87   148     314
  -----------------------------------------------------------------------------------
  Deutsche VIT Equity 500 Index                               23     71   122     262
  -----------------------------------------------------------------------------------
  Deutsche VIT Small Cap Index                                25     76   130     277
  -----------------------------------------------------------------------------------
  Fidelity VIP Contrafund (Service class)                     28     85   145     307
  -----------------------------------------------------------------------------------
  Fidelity VIP Growth (Service class)                         28     85   145     307
  -----------------------------------------------------------------------------------
  Janus Worldwide Growth (Institutional Class)                27     83   142     300
  -----------------------------------------------------------------------------------
  Lincoln National Aggressive Growth                          28     86   146     309
  -----------------------------------------------------------------------------------
  Lincoln National Bond                                       26     78   134     286
  -----------------------------------------------------------------------------------
  Lincoln National Capital Appreciation                       24     73   125     268
  -----------------------------------------------------------------------------------
  Lincoln National Equity Income                              28     86   146     310
  -----------------------------------------------------------------------------------
  Lincoln National Global Asset Allocation                    30     90   154     324
  -----------------------------------------------------------------------------------
  Lincoln National Growth and Income                          24     73   125     268
  -----------------------------------------------------------------------------------
  Lincoln National International                              30     91   155     326
  -----------------------------------------------------------------------------------
  Lincoln National Managed                                    25     75   129     276
  -----------------------------------------------------------------------------------
  Lincoln National Money Market                               26     80   136     290
  -----------------------------------------------------------------------------------
  Lincoln National Social Awareness                           24     74   126     440
  -----------------------------------------------------------------------------------
  Lincoln National Special Opportunities                      25     77   132     281
  -----------------------------------------------------------------------------------
  MFS Capital Opportunities (Initial Class)                   29     89   152     321
  -----------------------------------------------------------------------------------
  MFS Total Return (Initial Class)                            29     89   152     320
  -----------------------------------------------------------------------------------
  MFS Utilities (Initial Class)                               29     89   152     321
  -----------------------------------------------------------------------------------
  Neuberger Berman AMT Mid-Cap Growth                         30     92   156     328
  -----------------------------------------------------------------------------------
  Neuberger Berman AMT Regency                                31     95   162     339
  -----------------------------------------------------------------------------------
  Putnam Health Sciences (Class IB)                           31     95   161     337
  -----------------------------------------------------------------------------------

The Expense Tables reflect expenses of the VAA as well as expenses of the funds. We provide these examples to help you understand the direct and indirect costs and expenses of the contract. Examples for CONTRACT OPTIONS that offer BONUS CREDITS do not reflect BONUS CREDITS and PERSISTENCY CREDITS. These examples assume that fee waivers/reimbursements will continue for the length of time shown in the example.

For more information, see Charges and other deductions in this Prospectus, and Management and Organization in the prospectus for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or ANNUITY PAYOUTS are made. See The contracts -- INCOME4LIFE(SM) SOLUTION for IRA contracts on page 27 and Annuity payouts -- including INCOME4LIFE(SM) SOLUTION (non-qualified annuity contracts only) on page 30. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

SUMMARY

WHAT KIND OF CONTRACT AM I BUYING? It is an individual annuity contract between you and LINCOLN LIFE. It may provide for a fixed annuity and/or a variable annuity. This Prospectus describes the variable side of the contract. See The contracts. Certain benefits, features and charges may vary in certain states. You should refer to your contract for any state-specific provisions.

At the time you purchase the contract, you must choose one of the following CONTRACT OPTIONS offered under the contract:

    1.  Contract Value Death Benefit;

    2.  EGMDB;

    3.  EGMDB with Bonus Credit; and

    4.  EEB Rider with Bonus Credit.

If you elect a CONTRACT OPTION that offers BONUS CREDITS, we will credit an additional amount to your contract (a BONUS CREDIT) each time you make a PURCHASE PAYMENT, equal to 3% of that PURCHASE PAYMENT. See The contracts -- Bonus credits.

Each CONTRACT OPTION has separate charges, including different mortality and expense risk charges and surrender charges, and you should carefully consider which CONTRACT OPTION is the best for you. Each CONTRACT OPTION also offers different DEATH BENEFITS. For more information about the Contract Value death benefit, the EGMDB and the EEB Rider, see The contracts -- Death benefit before the annuity commencement date. Once you elect a CONTRACT OPTION, you cannot change it, except you can move from the EGMDB (without the BONUS CREDIT) to the Contract Value Death Benefit.

CONTRACT OPTIONS offering the EEB Rider are not available if the oldest CONTRACTOWNER, joint owner (if applicable), or ANNUITANT is age 76 or older at the time the EEB Rider would become effective. For more information on the CONTRACT OPTIONS, See The contracts -- Contract options.

WHAT IS THE VARIABLE ANNUITY ACCOUNT (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which LINCOLN LIFE may conduct. See Variable annuity account.

WHAT ARE MY INVESTMENT CHOICES? Based upon your instruction for PURCHASE PAYMENTS, the VAA applies your PURCHASE PAYMENTS and any applicable BONUS CREDITS and PERSISTENCY CREDITS to buy shares in one or more of the funds. See Investments of the variable annuity account -- Description of the funds.

WHO INVESTS MY MONEY? Several different investment advisors manage the funds. See Investments of the variable annuity account -- Investment adviser.

HOW DOES THE CONTRACT WORK? If we approve your application, we will send you a contract. When you make PURCHASE PAYMENTS during the accumulation phase, you may receive BONUS CREDITS, and you buy ACCUMULATION UNITS. If you decide to receive an ANNUITY PAYOUT your ACCUMULATION UNITS are converted to ANNUITY UNITS. Your ANNUITY PAYOUTS will be based on the number of ANNUITY UNITS you received and the value of each ANNUITY UNIT on payout days. See The contracts.

WHAT CHARGES DO I PAY UNDER THE CONTRACT? If you withdraw PURCHASE PAYMENTS, you pay a surrender charge from 0% to 8.0% of the surrendered or withdrawn PURCHASE PAYMENTS, depending upon how many CONTRACT YEARS those payments have been in the contract as well as the CONTRACT OPTION you have chosen. We may waive surrender charges in certain situations. See Surrender charge.

We will deduct any applicable premium tax from PURCHASE PAYMENTS or CONTRACT VALUE at the time the tax is incurred or at another time we choose.

We apply a charge to the daily net asset value of the VAA. This charge consists of a mortality and expense risk charge equal to an annual rate of 0.85% for the Contract Value Death Benefit; 1.15% for the EGMDB; 1.60% for the EGMDB with Bonus Credit; and 1.80% for the EEB Rider with Bonus Credit. There is an administrative charge of 0.15% in addition to all of the above mortality and expense risk charges. See Charges and other deductions.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectus for the funds.

Charges may also be imposed during the regular income or ANNUITY PAYOUT period. See The contracts and Annuity payouts.

For information about the compensation we pay for sales of the contracts, see The contracts -- Commissions.

WHAT PURCHASE PAYMENTS DO I MAKE, AND HOW OFTEN? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The contracts -- Purchase payments.

WHAT IS A BONUS CREDIT AND A PERSISTENCY CREDIT? If you choose a CONTRACT OPTION that offers BONUS CREDITS, when PURCHASE PAYMENTS are made, LINCOLN LIFE will credit an additional amount to the contract, known as a BONUS CREDIT. The amount of the BONUS CREDIT is 3% of the PURCHASE PAYMENT. All BONUS CREDITS become part of the CONTRACT VALUE at the same time as the corresponding PURCHASE PAYMENTS. BONUS CREDITS are not considered to be PURCHASE PAYMENTS. See The contracts -- Bonus credits.

A PERSISTENCY CREDIT equal to an annual rate of 0.45% of CONTRACT VALUE less PURCHASE PAYMENTS that have been in the contract less than seven calendar years will be credited on a quarterly basis after the seventh anniversary. See The contracts -- Persistency credits.


Certain CONTRACT OPTIONS have no provision for BONUS CREDITS but may have lower mortality and expense risk charges and/or lower surrender charges. The amount of the BONUS CREDITS may, over time, be offset by additional fees and charges. However, the PERSISTENCY CREDITS are designed to partially offset these additional fees and charges. We encourage you to talk with your financial adviser and determine which CONTRACT OPTION is most appropriate for you.


HOW WILL MY ANNUITY PAYOUTS BE CALCULATED? If you decide to annuitize, you may select an annuity option and start receiving ANNUITY PAYOUTS from your contract as a fixed option or variable option or a combination of both. See Annuity payouts -- Annuity options. REMEMBER THAT PARTICIPANTS IN THE VAA BENEFIT FROM ANY GAIN, AND TAKE A RISK OF ANY LOSS, IN THE VALUE OF THE SECURITIES IN THE FUNDS' PORTFOLIOS.

WHAT HAPPENS IF I DIE BEFORE I ANNUITIZE? Your BENEFICIARY will receive the DEATH BENEFIT proceeds based upon the CONTRACT OPTION you elect. Your BENEFICIARY has options as to how the DEATH BENEFIT is paid. In the alternative, you may choose to receive a DEATH BENEFIT on the death of the ANNUITANT. See The contracts -- Death benefit before the annuity commencement date. See INCOME4LIFE(SM) SOLUTIONS (IRA).

MAY I TRANSFER CONTRACT VALUE BETWEEN VARIABLE OPTIONS AND BETWEEN THE FIXED SIDE OF THE CONTRACT? Yes, with certain limits. See The contracts -- Transfers between subaccounts on or before the annuity commencement date, Transfers following the annuity commencement date, and Transfers to and from the general account on or before the annuity commencement date.

MAY I SURRENDER THE CONTRACT OR MAKE A WITHDRAWAL? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See Surrenders and withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and other deductions. A portion of surrender/withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59 1/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal tax matters.

DO I GET A FREE LOOK AT THIS CONTRACT? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our home office. In most states you assume the risk of any market drop on PURCHASE PAYMENTS you allocate to the variable side of the contract. We will not refund any applicable BONUS CREDITS credited to your CONTRACT VALUE if you elect to cancel your contract; however, we will assume the risk of investment loss on the BONUS CREDITS. See Return privilege.

CONDENSED FINANCIAL INFORMATION FOR THE VARIABLE ANNUITY ACCOUNT

Since the contract was not available as of December 31, 2000, ACCUMULATION UNIT values are not included in this Prospectus or in the SAI.

INVESTMENT RESULTS

At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. THE ANNUAL PERFORMANCE OF THE SUBACCOUNTS IS BASED ON PAST PERFORMANCE AND DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE. SEE THE SAI FOR FURTHER INFORMATION.

FINANCIAL STATEMENTS

The financial statements of the VAA and the statutory-basis financial statements of LINCOLN LIFE are located in the SAI. You may obtain a free copy by writing Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801 or calling 1-800-4LINCOLN (454-6265).

THE LINCOLN NATIONAL LIFE INSURANCE CO.

The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities, and is also a professional reinsurer. LINCOLN LIFE is wholly owned by Lincoln National Corp. (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.

The acquisition of the life reinsurance business of LNC by Swiss Re Life & Health America, Inc. (Swiss Re) was completed on December 7, 2001. This sale included the indemnity reinsurance by Swiss Re of a block of reinsurance business written on Lincoln Life paper. The transaction also included a sale by Lincoln Life to Swiss Re of four wholly-owned subsidiaries: Lincoln National Reassurance Company and Lincoln National Health & Casualty Insurance Company, Indiana insurance companies Special Pooled Risk Administrators, Inc. a New Jersey company and Lincoln Re S.A., an Argentinean corporation.

FIXED SIDE OF THE CONTRACT

PURCHASE PAYMENTS, BONUS CREDITS and PERSISTENCY CREDITS allocated to the fixed side of the contract become part of LINCOLN LIFE'S general account, and DO NOT participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, LINCOLN LIFE has not registered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. LINCOLN LIFE has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.


PURCHASE PAYMENTS, BONUS CREDITS and PERSISTENCY CREDITS allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. LINCOLN LIFE intends to credit lower interest rates to CONTRACT OPTIONS that offer BONUS CREDITS than to CONTRACT OPTIONS that do not offer BONUS CREDITS. The difference in interest rates will be 0.45%. A PURCHASE PAYMENT and any corresponding BONUS CREDIT and/or PERSISTENCY CREDIT allocated to the fixed side of the contract are credited with interest beginning on the next calendar day following the date of receipt if all data is complete. LINCOLN LIFE may vary the way in which it credits interest to the fixed side of the contract from time to time.


ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

VARIABLE ANNUITY ACCOUNT (VAA)

On June 3, 1981, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or LINCOLN LIFE. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of LINCOLN LIFE. LINCOLN LIFE is the issuer of the contracts, and the obligations set forth in the contract, other than those of the CONTRACTOWNER, are LINCOLN LIFE'S. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. YOU ASSUME THE FULL INVESTMENT RISK FOR ALL AMOUNTS PLACED IN THE VAA.

The VAA is used to support other annuity contracts offered by LINCOLN LIFE in addition to the contract described in this Prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this Prospectus. These other annuity contracts may have different charges that could affect performance of a SUBACCOUNT. Similarly, different CONTRACT OPTIONS have different charges, which may affect SUBACCOUNT performance.

INVESTMENTS OF THE VARIABLE ANNUITY ACCOUNT

You decide the SUBACCOUNT(S) to which you allocate PURCHASE PAYMENTS. Applicable BONUS CREDITS are allocated to the SUBACCOUNTS at the same time and at the same percentages as the PURCHASE PAYMENTS being made. There is a separate SUBACCOUNT which corresponds to each class of each fund of the SERIES. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds.

INVESTMENT ADVISERS

The investment advisers of the funds are:

AIM Variable Insurance Funds, Inc. ("AIM V.I. Funds"), managed by AIM Advisors, Inc.

Alliance Variable Products Series Fund is managed by Alliance Capital Management, L.P.

American Funds Insurance Series is managed by Capital Research and Management Company.

Delaware Group Premium Funds are managed by Delaware Management Company.

Deutsche Asset Management VIT Funds are managed by Deutsche Asset Management,
Inc.

Fidelity Variable Insurance Product Fund is managed by Fidelity Management and Research Company.

Janus Aspen Series Worldwide Growth Fund is managed by Janus Capital Corp.

Lincoln National Aggressive Growth Fund and Lincoln National Global Asset Allocation Fund are managed by Delaware Lincoln Investment Advisers and sub-advised by Putnam Investment Management, LLC.

Lincoln National Bond Fund, Lincoln National Managed Fund and Lincoln National Money Market Fund are managed by Delaware Lincoln Investment Advisers.

Lincoln National Capital Appreciation Fund is managed by Delaware Lincoln Investment Advisers and sub-advised by Janus Capital Corp.

Lincoln National Equity Income Fund is managed by Delaware Lincoln Investment Advisers and sub-advised by Fidelity Management & Research Company (FMR).

Lincoln National Growth and Income Fund is managed by Delaware Lincoln Investment Advisers and sub-advised by Goldman Sachs Asset Management.

Lincoln National International Fund is managed by Delaware Lincoln Investment Advisers and sub-advised by Delaware International Advisers, Ltd.

Lincoln National Social Awareness Fund and Lincoln National Special Opportunities Fund are managed by Vantage Investment Advisers.

MFS-Registered Trademark- Variable Insurance Trust is managed by Massachusetts Financial Services Company.

Neuberger Berman Advisors Management Trust is managed by Neuberger Berman Management, Inc. and sub-advised by Neuberger Berman, LLC.

Putnam Variable Trust is managed by Putnam Investment Management, LLC.

Additional information regarding the investment advisers to each of the funds may be found in the prospectuses for the funds enclosed in this booklet.

As compensation for their services to the fund, the investment advisers receive a fee from the fund, which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined under the Purchase and Redemption of Shares, in the prospectus for the fund.

With respect to a fund, the adviser and/or distributor, or an affiliate thereof, may compensate LINCOLN LIFE (or an affiliate) for administrative, distribution, or other services. We also may receive 12b-1 fees from funds. Some funds may compensate us more than other funds. It is anticipated that such compensation will be based on assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by LINCOLN LIFE (or an affiliate). As of the date of this Prospectus, we were receiving compensation from each fund company.

DESCRIPTION OF THE FUNDS

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser.

Following are brief summaries of the investment objectives and policies of the funds. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund. More detailed information may be obtained from the current prospectuses for the funds, which are included in this booklet. PLEASE BE ADVISED THAT THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE THEIR STATED OBJECTIVES.

     AFIS GROWTH-INCOME FUND --The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund is designed for investors seeking both capital appreciation and income.

     AFIS GROWTH FUND -- The fund seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

     AFIS INTERNATIONAL FUND -- The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

     AIM V.I. INTERNATIONAL EQUITY FUND -- Seeks to provide long-term growth of capital.

     AIM V.I. VALUE FUND -- Seeks to achieve long-term growth of capital. Income is a secondary objective.

     ALLIANCE TECHNOLOGY SERIES FUND -- The fund seeks to emphasize growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The portfolio may seek income by writing listed call options. The portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes.

     ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO -- Seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of companies with relatively small market capitalizations.

     DELAWARE GROWTH & INCOME SERIES -- The fund seeks capital appreciation with current income as a secondary objective.

     DELAWARE REAL ESTATE (REIT) SERIES -- The fund seeks to acheive maximum long-term total return with capital appreciation as a secondary objective by investing in the securities of companies primarily engaged in the real estate industry.

     DELAWARE SMALL CAP VALUE SERIES -- The fund seeks capital appreciation by investing primarily in stocks of small cap companies whose market values appear low relative to underlying value or future earnings and growth potential.

     DELAWARE TREND SERIES -- The fund seeks long-term capital appreciation by investing primarily in stocks of small companies and convertible securities of emerging and other growth-oriented companies.

     DEUTSCHE VIT EQUITY 500 INDEX FUND -- The fund seeks to match, as closely as possible, before expenses, the performance of the Standard &
      Poor's 500 Composite Stock Price Index (S&P 500 Index), which emphasizes stocks of large US companies.

     DEUTSCHE VIT SMALL CAP INDEX FUND -- The fund seeks to match, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index (the Russell 2000 Index), which emphasizes stocks of small US companies.

     FIDELITY VIP CONTRAFUND FUND -- The fund seeks long-term capital appreciation by investing primarily in securities of companies whose value the adviser believes is not fully recognized by the public.

     FIDELITY VIP GROWTH FUND -- The fund seeks to achieve long-term capital appreciation. The Portfolio normally purchases common stock.

     JANUS AS WORLDWIDE GROWTH FUND -- The fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues this objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the U.S. The Portfolio may at times invest in fewer than five countries or even a single country.

     LINCOLN NATIONAL AGGRESSIVE GROWTH FUND -- The fund seeks to maximize capital appreciation. The fund invests in stocks of smaller, lesser-known companies which have a chance to grow significantly in a short time.

     LINCOLN NATIONAL BOND FUND -- The fund seeks maximum current income consistent with prudent investment strategy. The fund invests primarily in medium- and long-term corporate and government bonds.

     LINCOLN NATIONAL CAPITAL APPRECIATION FUND -- The fund seeks long-term growth of capital in a manner consistent with preservation of capital. The fund primarily buys stocks in a large number of companies of all sizes if the companies are competing well and if their products or services are in high demand. It may also buy some money market securities and bonds, including junk bonds.

     LINCOLN NATIONAL EQUITY-INCOME FUND -- The fund seeks reasonable income by investing primarily in income-producing equity securities. The fund invests mostly in high-income stocks and some high-yielding bonds (including junk bonds).

     LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND -- The fund seeks long-term total return consistent with preservation of capital. The fund allocates its assets among several categories of equity and fixed-income securities, both of U.S. and foreign issuers.

     LINCOLN NATIONAL GROWTH AND INCOME FUND -- The fund seeks long-term capital appreciation. Dividend income is a secondary consideration. The fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap U.S. companies that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy.

     LINCOLN NATIONAL INTERNATIONAL FUND -- The fund seeks long-term capital appreciation. The fund trades in securities issued outside the United States -- mostly stocks, with an occasional bond or money market security.

     LINCOLN NATIONAL MANAGED FUND -- The fund seeks maximum long-term total return (capital gains plus income) consistent with prudent investment strategy. The fund invests in a mix of stocks, bonds, and money market securities.

     LINCOLN NATIONAL MONEY MARKET FUND -- The fund seeks maximum current income consistent with the preservation of capital. The fund invests in high quality short-term obligations issued by U.S. corporations; the U.S. Government; and federally-chartered banks and U.S. branches of foreign banks.

     LINCOLN NATIONAL SOCIAL AWARENESS FUND -- The fund seeks long-term capital appreciation. The fund buys stocks of established companies which adhere to certain specific social criteria.

     LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND -- The fund seeks maximum capital appreciation. The fund primarily invests in mid-size companies whose stocks have significant growth potential. Current income is a secondary consideration.

     MFS-REGISTERED TRADEMARK- VARIABLE TRUST CAPITAL OPPORTUNITIES SERIES --
      Seeks capital appreciation.

     MFS-REGISTERED TRADEMARK- VARIABLE TRUST TOTAL RETURN SERIES -- Seeks to provide above-average income consistent with the prudent employment of capital and to provide a reasonable opportunity for capital growth and income. The fund invests in a broad range of securities including short-term obligations, and may be diversified not only by company and industry, but also by security type.

     MFS VARIABLE TRUST UTILITIES SERIES -- The fund seeks capital growth and current income (income above that available for a portfolio invested entirely in equities securities).

     NEUBERGER BERMAN AMT MID-CAP GROWTH FUND -- The fund seeks capital appreciation by investing primarily in common stocks of medium-capitalization companies, using a growth-oriented investment approach.

     NEUBERGER BERMAN AMT REGENCY PORTFOLIO. -- Seeks growth of capital by investing mainly in common stocks of mid-capitalization companies. The Portfolio seeks to reduce risk by diversifying among different companies and industries.

     PUTNAM HEALTH SCIENCES FUND -- The fund seeks captial appreciation by investing primarily in common stocks of the companies in the health sciences industry.

FUND SHARES

We will purchase shares of the funds at net asset value and direct them to the appropriate SUBACCOUNTS of the VAA. We will redeem sufficient shares of the appropriate funds to pay ANNUITY PAYOUTS, DEATH BENEFITS, surrender/ withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one SUBACCOUNT to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to LINCOLN LIFE, and may be sold to other insurance companies, for investment of the assets of the SUBACCOUNTS established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various CONTRACTOWNERS participating in a fund could conflict. Each of the funds' Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the prospectus for the funds.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

All dividend and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to CONTRACTOWNERS as additional units, but are reflected as changes in unit values.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

WE RESERVE THE RIGHT, WITHIN THE LAW, TO ADD, DELETE AND SUBSTITUTE SERIES AND/OR FUNDS WITHIN THE VAA. We may also add, delete, or substitute series or funds only for certain classes of CONTRACTOWNERS. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of CONTRACTOWNERS.

Substitutions may be made with respect to existing investments or the investments of future PURCHASE PAYMENTS, or both. We may close SUBACCOUNTS to allocations of PURCHASE PAYMENTS or CONTRACT VALUE, or both, at any time in our sole discretion. The funds, which sell their shares to the SUBACCOUNTS pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the SUBACCOUNTS.

Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion. We will not substitute shares of one fund for another without any necessary approval by the SEC. We will also provide you advance written notice.

CHARGES AND OTHER DEDUCTIONS


We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. More particularly, our administrative services include: processing applications for and issuing the contracts, processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services -- See Additional services and the SAI for more information about these programs.), maintaining records, administering ANNUITY PAYOUTS, furnishing accounting and valuation services (including the calculation and monitoring of daily SUBACCOUNT values), reconciling and depositing cash receipts, providing contract confirmations, providing toll-free inquiry services and furnishing telephone and internet fund transfer services. The risks we assume include: the risk that ANNUITANTS receiving ANNUITY PAYOUTS under contract live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); the risk that DEATH BENEFITS paid will exceed the actual CONTRACT VALUE; the risk that more owners than expected will qualify for waivers of the contingent deferred sales charge; and the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change). The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales load collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. A portion of the mortality and expense risk and administrative charge and a portion of the surrender charges are assessed to fully or partially recoup BONUS CREDITS paid into the contract by LINCOLN LIFE when PURCHASE PAYMENTS are made.


DEDUCTIONS FROM THE VAA FOR MULTI-FUND 5

We deduct from the VAA an administrative charge, computed daily, which is equal to an annual rate of 0.15%. We also deduct from the VAA a mortality and expense risk charge, computed daily, which is equal to an annual rate as follows:

    ANNUAL RATE                     CONTRACT OPTION
  -------------------------------------------------------------------
       0.85%       Contract Value Death Benefit
       1.15%       EGMDB
       1.60%       EGMDB with Bonus Credit
       1.80%       EEB Rider with Bonus Credit

SURRENDER CHARGE

A surrender charge applies (except as described below) to surrenders and withdrawals of PURCHASE PAYMENTS that have been invested for the periods indicated as follows:

For the Contract Value Death Benefit and EGMDB CONTRACT OPTIONS:

                                  Number of contract anniversaries
                                  since PURCHASE PAYMENT was invested
  ----------------------------------------------------------------------------------------------
                                  Less than   At least
                                  1 year      1  2  3  4  5  6  7+
  Surrender charge as a
    percentage of the
    surrendered or withdrawn
    PURCHASE PAYMENTS             7%          6  5  4  3  2  1  0

For the EGMDB with Bonus Credit and EEB Rider with Bonus Credit Contract
Options:

                                  Number of contract anniversaries
                                  since PURCHASE PAYMENT was invested
  ----------------------------------------------------------------------------------------------
                                  Less than   At least
                                  1 year      1  2  3  4  5  6  7+
  Surrender charge as a
    percentage of the
    surrendered or withdrawn
    PURCHASE PAYMENTS             8%          7  6  5  4  3  2  0

A surrender charge does not apply to:

1. A surrender or withdrawal of PURCHASE PAYMENTS that have been invested at least seven full CONTRACT YEARS.

2. Withdrawals of CONTRACT VALUE during a CONTRACT YEAR to the extent that the total CONTRACT VALUE withdrawn during the current CONTRACT YEAR does not exceed the

    FREE AMOUNT which is equal to 15% of the total PURCHASE PAYMENTS;

3. A surrender or withdrawal of any PURCHASE PAYMENTS as a result of the onset of a permanent and total disability of the CONTRACTOWNER as defined in
    Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the CONTRACTOWNER. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies. If a CONTRACT OPTION with a BONUS CREDIT is selected, PURCHASE PAYMENTS must be invested for at least twelve months before this provision will apply.

4. When the surviving spouse assumes ownership of the contract as a result of the death of the original owner;

5. A surrender or withdrawal of any PURCHASE PAYMENTS as a result of admittance of the CONTRACTOWNER to an accredited nursing home or equivalent health care facility, where the admittance into the nursing home occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days. If a CONTRACT OPTION with a BONUS CREDIT is selected, PURCHASE PAYMENTS must be invested for at least twelve months before this provision will apply.

6. A surrender or withdrawal of any PURCHASE PAYMENTS as a result of the diagnosis of a terminal illness of the CONTRACTOWNER. The diagnosis must occur after the effective date of the contract and result in a life expectancy of less than one year as determined by a qualified professional medical practitioner. If a CONTRACT OPTION with a BONUS CREDIT is selected, PURCHASE PAYMENTS must be invested for at least twelve months before this provision will apply.

7. A surrender of the contract as a result of the death of the CONTRACTOWNER, joint owner, if applicable, or ANNUITANT. However if an ANNUITANT is changed for any reason other than death of a prior ANNUITANT the surrender charge is not waived. See The contracts -- Death benefit before annuity commencement date.

8.  A surrender of BONUS CREDITS and PERSISTENCY CREDITS.

9. CONTRACT VALUE applied to calculate the benefit amount under any ANNUITY PAYOUT option made available by LINCOLN LIFE. If a CONTRACT OPTION with a BONUS CREDIT is selected, PURCHASE PAYMENTS must be invested for at least twelve months before this provision will apply. (This does not apply if the INCOME4LIFE-SM- SOLUTION option is selected).

10. Periodic payments made under any ANNUITY PAYOUT option made available by LINCOLN LIFE.

11. Regular income payments made under any INCOME4LIFE(SM) SOLUTION option.

For purposes of calculating the surrender charge on withdrawals, LINCOLN LIFE assumes that:

a. The FREE AMOUNT will be withdrawn from PURCHASE PAYMENTS on a "first in-first out" (FIFO) basis.

b. Prior to the seventh anniversary of the contract, any amount withdrawn above the FREE AMOUNT during a CONTRACT YEAR will be withdrawn in the following order:

    1.  from PURCHASE PAYMENTS (on a FIFO basis) until exhausted; then

    2.  from EARNINGS until exhausted; then

    3.  from any applicable BONUS CREDITS.

c. On or after the seventh anniversary of the contract, any amount withdrawn above the FREE AMOUNT during a CONTRACT YEAR will be withdrawn in the following order:

    1. from PURCHASE PAYMENTS (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then

    2.  from EARNINGS and any applicable PERSISTENCY CREDITS until exhausted;
        then

    3. from any applicable BONUS CREDITS attributable to PURCHASE PAYMENTS to which a surrender charge no longer applies until exhausted; then

    4. from PURCHASE PAYMENTS (on a FIFO basis) to which a surrender charge still applies until exhausted; then

    5. from any applicable BONUS CREDITS attributable to PURCHASE PAYMENTS to which a surrender charge still applies.

The surrender charge is calculated separately for each CONTRACT YEAR'S PURCHASE PAYMENTS to which a charge applies. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when CONTRACTOWNERS surrender or withdraw before distribution costs have been recovered.

If the CONTRACTOWNER is a corporation or other non-individual (non-natural person), the ANNUITANT or joint ANNUITANT will be considered the CONTRACTOWNER or joint owner for purposes of determining when a surrender charge does not apply.

DEDUCTIONS FOR PREMIUM TAXES

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the CONTRACT VALUE when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 5.0%.

OTHER CHARGES AND DEDUCTIONS

Charges may also be imposed during the regular income and ANNUITY PAYOUT period. See INCOME4LIFE(SM) SOLUTIONS (IRA) and (Non-Qualified) and Annuity payouts.

There are additional deductions from and expenses paid out of the assets of the funds that are described elsewhere in this booklet and in the prospectuses for the funds respectively. Among these deductions and expenses are 12b-1 fees which reimburse LINCOLN LIFE for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

ADDITIONAL INFORMATION

The administrative and surrender charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by the employer, (3) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees or (4) any other circumstances which reduce distribution or administrative expenses. The exact amount of administrative and surrender charges applicable to a particular contract will be stated in that contract.

THE CONTRACTS

PURCHASE OF CONTRACTS

If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the contracts.

When a completed application and all other information necessary for processing a purchase order is received, an initial PURCHASE PAYMENT and any corresponding BONUS CREDIT will be priced no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial PURCHASE PAYMENT for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the PURCHASE PAYMENT will be returned immediately. Once the application is complete, the initial PURCHASE PAYMENT and any corresponding BONUS CREDIT must be priced within two business days.

WHO CAN INVEST

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. The CONTRACTOWNER, joint owner and ANNUITANT cannot be older than age 90 (or older than age 81 for IRA's in Pennsylvania).

CONTRACT OPTIONS

At the time you purchase your contract, you must choose one of the following CONTRACT OPTIONS:

    1.  Contract Value Death Benefit;

    2.  EGMDB;

    3.  EGMDB with Bonus Credit; or

    4.  EEB Rider with Bonus Credit.

The following table sets forth the features offered under each CONTRACT OPTION.

                                                                         EEB
                                   CONTRACT                 EGMDB       RIDER
                                    VALUE                    WITH        WITH
                                    DEATH                   BONUS       BONUS
                                   BENEFIT      EGMDB       CREDIT      CREDIT
  Contract Value death benefit        X
  EGMDB                                           X           X
  EEB Rider                                                               X
  BONUS CREDITS                                               X           X

Each CONTRACT OPTION has separate charges, including different mortality and expense risk charges and surrender charges. The Contract Value Death Benefit Contract Option imposes the lowest charges under the contract, while the EEB Rider with Bonus Credit Contract Option has the highest charges. See Charges and other deductions.

CONTRACT OPTIONS offering the EEB Rider are not available if the oldest CONTRACTOWNER, joint owner (if applicable), or ANNUITANT is age 76 or older at the time the EEB Rider would become effective.

For a discussion of the different DEATH BENEFITS offered under each CONTRACT OPTION, see The contracts -- Death benefit before the annuity commencement date.

If you elect a CONTRACT OPTION that offers BONUS CREDITS, we will credit an additional amount to your contract (a BONUS CREDIT) each time you make a PURCHASE PAYMENT, equal to 3% of that PURCHASE PAYMENT. See The contracts -- Bonus credits.

Before choosing a CONTRACT OPTION, you should consider your expectations and needs, and carefully think about the different charges and DEATH BENEFITS offered under each CONTRACT OPTION. You should also consider whether BONUS CREDITS are appropriate for you. We encourage you to talk with your financial advisor to determine the CONTRACT OPTION that best meets your needs.

If you do not select a CONTRACT OPTION, your contract will be issued with the Contract Value Death Benefit Contract Option.

PURCHASE PAYMENTS

PURCHASE PAYMENTS are payable to us at a frequency and in an amount selected by you in the application. The minimum initial PURCHASE PAYMENT is $25,000. The minimum annual amount for additional PURCHASE PAYMENTS is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). PURCHASE PAYMENTS to the fixed side of the contract must be at least $300. PURCHASE PAYMENTS in total may not exceed $2 million without LINCOLN LIFE approval. If you stop making PURCHASE PAYMENTS, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. PURCHASE PAYMENTS may be made or, if stopped, resumed at any time until the ANNUITY COMMENCEMENT DATE, the surrender of the contract, or the death of the CONTRACTOWNER, whichever comes first. LINCOLN LIFE reserves the right to limit PURCHASE PAYMENTS made to the contract.

BONUS CREDITS

The following discussion on BONUS CREDITS applies only to the following CONTRACT
OPTIONS:

    1.  EGMDB with Bonus Credit; and

    2.  EEB Rider with Bonus Credit.

In some states, the term BONUS CREDIT may be referred to as value enhancement or a similar term in the contract.

For each PURCHASE PAYMENT made into the contract, LINCOLN LIFE will credit the contract with a BONUS CREDIT. The amount of the BONUS CREDIT will be added to the value of the contract at the same time and allocated in the same percentage as the PURCHASE PAYMENT. The amount of the BONUS CREDIT is calculated as 3% of the PURCHASE PAYMENT made.


LINCOLN LIFE offers CONTRACT OPTIONS that do not offer BONUS CREDITS. The CONTRACT OPTIONS that do offer BONUS CREDITS assess additional fees and charges that are used to partially recoup BONUS CREDITS paid into the contract by LINCOLN LIFE when PURCHASE PAYMENTS are made. CONTRACT OPTIONS that do not offer BONUS CREDITS and have lower fees and charges may provide larger cash surrender values than these CONTRACT OPTIONS with BONUS CREDITS, depending on the performance of the owner's chosen SUBACCOUNTS. We encourage you to talk with your financial advisor and determine which annuity CONTRACT OPTION is most appropriate for you.


PERSISTENCY CREDITS

The following discussion on PERSISTENCY CREDITS applies only to the following CONTRACT OPTIONS:

    1.  EGMDB with Bonus Credit; and

    2.  EEB Rider with Bonus Credit.

CONTRACTOWNERS electing one of the above listed CONTRACT OPTIONS will also receive a PERSISTENCY CREDIT on a quarterly basis after the seventh contract anniversary. The amount of the PERSISTENCY CREDIT is calculated by multiplying the CONTRACT VALUE, less any PURCHASE PAYMENTS that have not been invested in the contract for at least 7 years, by an annual rate of 0.45%. This PERSISTENCY CREDIT will be allocated quarterly to the variable SUBACCOUNTS and the fixed account in proportion to the CONTRACT VALUE in each variable SUBACCOUNT and fixed account at the time the PERSISTENCY CREDIT is paid into the contract.

There is no additional charge to receive this PERSISTENCY CREDIT, and in no case will the PERSISTENCY CREDIT be less than zero.

VALUATION DATE

ACCUMULATION and ANNUITY UNITS will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (VALUATION DATE). On any date other than a VALUATION DATE, the ACCUMULATION UNIT value and the ANNUITY UNIT value will not change.

ALLOCATION OF PURCHASE PAYMENTS AND BONUS CREDITS

PURCHASE PAYMENTS allocated to the variable account are placed into the VAA'S SUBACCOUNTS, each of which invests in shares of the class of its corresponding fund, according to your instructions. If you elect a CONTRACT OPTION that offers BONUS CREDITS, corresponding BONUS CREDITS will be allocated to the SUBACCOUNT(S) and/or the fixed side of the contract in the same proportion in which you allocate PURCHASE PAYMENTS.

The minimum amount which can be put into any one SUBACCOUNT is $300. Upon allocation to a SUBACCOUNT, PURCHASE PAYMENTS and any applicable BONUS CREDITS are converted into ACCUMULATION UNITS. The number of ACCUMULATION UNITS credited is determined by dividing the amount allocated to each SUBACCOUNT by the value of an ACCUMULATION UNIT for that SUBACCOUNT on the VALUATION DATE on which the PURCHASE PAYMENT is received at our home office if received before 4:00 p.m., New York time. If the PURCHASE PAYMENT is received at or after 4:00 p.m., New York time, we will use the ACCUMULATION UNIT value computed on the next VALUATION DATE. The number of ACCUMULATION UNITS determined in this way is not changed by any subsequent change in the value of an ACCUMULATION UNIT. However, the dollar value of an ACCUMULATION UNIT will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

VALUATION OF ACCUMULATION UNITS

PURCHASE PAYMENTS and BONUS CREDITS allocated to the VAA are converted into ACCUMULATION UNITS. This is done by dividing the amount allocated by the value of an ACCUMULATION UNIT for the VALUATION PERIOD during which the PURCHASE PAYMENTS and BONUS CREDITS are allocated to the VAA. The ACCUMULATION UNIT value for each SUBACCOUNT was or will be established at the inception of the SUBACCOUNT. It may increase or decrease from VALUATION PERIOD to VALUATION PERIOD. The ACCUMULATION UNIT value for a SUBACCOUNT for a later VALUATION PERIOD is determined as follows:

    (1) The total value of the fund shares held in the SUBACCOUNT is calculated by multiplying the number of fund shares owned by the SUBACCOUNT at the beginning of the VALUATION PERIOD by the net asset value per share of the fund at the end of the VALUATION PERIOD, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the VALUATION PERIOD; minus

    (2) The liabilities of the SUBACCOUNT at the end of the VALUATION PERIOD; these liabilities include daily charges imposed on the SUBACCOUNT, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

    (3) The result is divided by the number of SUBACCOUNT units outstanding at the beginning of the VALUATION PERIOD.

The daily charges imposed on a SUBACCOUNT for any VALUATION PERIOD are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the VALUATION PERIOD. Because a different daily charge is imposed for each of the CONTRACT OPTIONS, each of the four types of CONTRACT OPTIONS will have different corresponding ACCUMULATION UNIT values on any given day.

TRANSFERS BETWEEN SUBACCOUNTS ON OR BEFORE THE ANNUITY COMMENCEMENT DATE

After the first thirty days from the effective date of the contract, you may transfer all or a portion of your investment from one SUBACCOUNT to another. A transfer involves the surrender of ACCUMULATION UNITS in one SUBACCOUNT and the purchase of ACCUMULATION UNITS in the other SUBACCOUNT. A transfer will be done using the respective ACCUMULATION UNIT values determined at the end of the VALUATION DATE on which the transfer request is received.

Transfers (within and/or between the variable and the fixed account) are limited to twelve (12) times per contract year, unless otherwise authorized by LINCOLN LIFE. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, portfolio rebalancing, or cross-reinvestment programs elected on forms available from us. (See Additional services and the SAI for more information on these programs.) We may require that the minimum amount which may be transferred between SUBACCOUNTS is $300 (or the entire amount in the SUBACCOUNT, if less than $300). If the transfer from a SUBACCOUNT would leave you with less than $300 in the SUBACCOUNT, we may transfer the total balance of the SUBACCOUNT.

A transfer request may be made to our home office using written, telephone or electronic instructions, if the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the CONTRACTOWNER a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the CONTRACTOWNER on the next VALUATION DATE.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems at LINCOLN LIFE, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our home office.

Requests for transfers will be processed on the VALUATION DATE that they are received when they are received in our customer service center before the end of the VALUATION DATE (normally, 4 p.m. New York time).

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When thinking about a transfer of CONTRACT VALUE, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. This contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers.

Repeated patterns of frequent transfers are disruptive to the operation of the subaccounts, and should LINCOLN LIFE become aware of such disruptive practices, LINCOLN LIFE may refuse to permit such transfers.

Transfers may be delayed as permitted by the 1940 Act.

TRANSFERS TO AND FROM THE
GENERAL ACCOUNT ON OR BEFORE THE
ANNUITY COMMENCEMENT DATE

After the first thirty days from the effective date of your contract, you may transfer all or any part of the CONTRACT VALUE from the SUBACCOUNT(S) to the fixed side of the contract. The minimum amount which can be transferred to the fixed side is $300 or the total amount in the SUBACCOUNT, if less than $300. However, if a transfer from a SUBACCOUNT would leave you with less than $300 in the SUBACCOUNT, we may transfer the total amount to the fixed side.

You may also transfer part of the CONTRACT VALUE from the fixed side of your contract to the various SUBACCOUNT(S) subject to the following restrictions:
(1) the sum of the percentages of fixed value transferred is limited to 25% of the value of the fixed account in any 12 month period; and (2) the minimum amount which can be transferred is $300 or the amount in the fixed account.

These transfers cannot be elected more than twelve times (within and/or between the variable and the fixed account) every CONTRACT YEAR. We reserve the right to waive these restrictions. These restrictions do not apply to transfers made under the automatic transfer programs of dollar cost averaging, portfolio rebalancing or cross-reinvestment programs elected on forms available from us. See Additional services and the SAI for more information on these programs.

TRANSFERS AFTER THE ANNUITY COMMENCEMENT DATE

If you select an INCOME4LIFE(SM) SOLUTION option your transfer rights and restrictions for the variable SUBACCOUNTS are the same as they were on or before the ANNUITY COMMENCEMENT DATE, except that no money may be transferred to the fixed side of the contract.

If you do not select an INCOME4LIFE(SM) SOLUTION option, you may transfer all or a portion of your investment in one SUBACCOUNT to another SUBACCOUNT in the VAA or to the fixed side of the contract. Those transfers will be limited to three times per CONTRACT YEAR. You may also transfer from a variable annuity payment to a fixed annuity payment. NO TRANSFERS ARE ALLOWED FROM THE FIXED SIDE OF THE CONTRACT TO THE SUBACCOUNTS.

ADDITIONAL SERVICES

There are four additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from us. For further detailed information on these services, please see Additional services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the fixed account or certain variable SUBACCOUNTS into the variable SUBACCOUNTS on a monthly basis.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your CONTRACT VALUE.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable SUBACCOUNT that exceeds a baseline amount to another specific variable SUBACCOUNT at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of CONTRACT VALUE allocated to each variable account SUBACCOUNT. The rebalancing may take place monthly, quarterly, semi-annually or annually.

DEATH BENEFIT BEFORE THE ANNUITY COMMENCEMENT DATE

You may designate a BENEFICIARY during your lifetime and change the BENEFICIARY by filing a written request with our home office. Each change of BENEFICIARY revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of BENEFICIARY. You may pre-select an ANNUITY PAYOUT option as a method of paying the DEATH BENEFIT to a BENEFICIARY. If you do, the BENEFICIARY cannot change this payout option.

Upon the death of the CONTRACTOWNER, a DEATH BENEFIT will be paid to the BENEFICIARY. Upon the death of a joint owner, the DEATH BENEFIT will be paid to the surviving joint owner. Upon the death of an ANNUITANT who is not the CONTRACTOWNER or joint owner, a DEATH BENEFIT may be paid to the CONTRACTOWNER (and joint owner, if applicable, in equal shares). If the CONTRACTOWNER is a corporation or other non-individual (non-natural person), the death of the ANNUITANT will be treated as death of the CONTRACTOWNER. Only the CONTRACT VALUE as of the day LINCOLN LIFE approves the payment of the claim is available on the death of the CONTRACTOWNER or joint owner, if the CONTRACTOWNER or joint owner was changed subsequent to the effective date of this contract unless the change occurred because of the death of the prior CONTRACTOWNER or joint owner.

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If an ANNUITANT who is not the CONTRACTOWNER or joint owner dies, then the contingent ANNUITANT, if named, becomes the ANNUITANT and no DEATH BENEFIT is payable on the death of the ANNUITANT. If no contingent ANNUITANT is named, the CONTRACTOWNER (or younger of joint owners) becomes the ANNUITANT. Alternatively, a DEATH BENEFIT may be paid to the CONTRACTOWNER (and joint owner, if applicable, in equal shares) if the ANNUITANT named on this contract has not been changed, unless the change occurred because of the death of a prior ANNUITANT.

Notification of the election of this DEATH BENEFIT must be received by LINCOLN LIFE within 75 days of the death of the ANNUITANT. The contract terminates when any DEATH BENEFIT is paid due to the death of the ANNUITANT. Only the Contract Value Death Benefit is available on the death of the ANNUITANT if the ANNUITANT has been changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior ANNUITANT.

Notwithstanding any provision of this contract to the contrary, the payment of DEATH BENEFITS provided under this contract must be made in compliance with Code
Section 72(s) or 401(a)(9) as applicable, as amended from time to time. DEATH BENEFITS may be taxable. See Federal tax matters.

CONTRACT VALUE DEATH BENEFIT. If you elect the Contract Value Death Benefit Contract Option, LINCOLN LIFE will pay a DEATH BENEFIT equal to the CONTRACT VALUE on the VALUATION DATE the DEATH BENEFIT is approved by LINCOLN LIFE for payment.

ENHANCED GUARANTEED MINIMUM DEATH BENEFIT (EGMDB). The DEATH BENEFIT, if you elect a CONTRACT OPTION with the EGMDB, will be equal to the greatest of:
(1) the CONTRACT VALUE as of the day on which LINCOLN LIFE approves the payment of the claim; (2) the sum of all PURCHASE PAYMENTS less the sum of all withdrawals, including any applicable charges, and premium taxes incurred, if any; or (3) the highest CONTRACT VALUE which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any PURCHASE PAYMENTS on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the CONTRACTOWNER, joint owner (if applicable) or ANNUITANT, for whom a death claim is approved for payment. The highest CONTRACT VALUE is increased by PURCHASE PAYMENTS and is decreased by partial withdrawals, including any applicable charges, and any premium taxes incurred on or subsequent to the contract anniversary on which the highest CONTRACT VALUE is obtained.

ESTATE ENHANCEMENT BENEFIT RIDER ("EEB RIDER"). The amount of DEATH BENEFIT payable under the EEB Rider with Bonus Credit Contract Option is the greatest of the following four amounts:

    1) The CONTRACT VALUE on the VALUATION DATE the DEATH BENEFIT is approved by LINCOLN LIFE for payment.

    2) The sum of all PURCHASE PAYMENTS, minus all withdrawals, including any applicable charges, and premium taxes incurred, if any.

    3) The highest CONTRACT VALUE which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any PURCHASE PAYMENTS on that contract anniversary) prior to the 81st birthday of the deceased CONTRACTOWNER, joint owner (if applicable), or ANNUITANT and prior to the death of the CONTRACTOWNER, JOINT OWNER OR ANNUITANT for whom a death claim is approved for payment. The highest CONTRACT VALUE is increased by PURCHASE PAYMENTS made on or after that contract anniversary on which the highest CONTRACT VALUE is obtained. It is decreased by partial withdrawals, including any applicable charges, and premium taxes incurred, if any, on or after that contract anniversary on which the highest CONTRACT VALUE is obtained.

    4) The CONTRACT VALUE on the VALUATION DATE the DEATH BENEFIT is approved by LINCOLN LIFE for payment plus an amount equal to the Enhancement Rate times the lesser of: (1) the contract earnings; or (2) the covered earnings limit. [Note: If there are no contract EARNINGS, there will not be an amount provided under this item (4).]

The Enhancement Rate is based on the age of the oldest CONTRACTOWNER, joint owner (if applicable), or ANNUITANT on the date when the Rider becomes effective. If the oldest is under age 70,the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. CONTRACT OPTIONS offering the EEB Rider are not available if the oldest CONTRACTOWNER, joint owner (if applicable) or ANNUITANT is age 76 or older at the time the Rider would become effective.

Contract earnings equals:

    1) the CONTRACT VALUE as of the date of death of the individual for whom a death claim is approved by LINCOLN LIFE for payment; minus

    2) the CONTRACT VALUE as of the effective date of this Rider (determined before the allocation of any PURCHASE PAYMENTS on that date); minus

    3) each PURCHASE PAYMENT that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus

    4) the amount by which each withdrawal made on or after the effective date of the Rider, and

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        prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The covered earnings limit equals 200% of:

    1) the CONTRACT VALUE as of the effective date of this Rider (determined before the allocation of any PURCHASE PAYMENTS on that date); plus

    2) each PURCHASE PAYMENT that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of to the CONTRACTOWNER, joint owner (if applicable) or ANNUITANT; minus

    3) the amount by which each withdrawal made on or after the effective date of the Rider and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The Estate Enhancement Benefit will not be paid if the CONTRACTOWNER, joint owner or ANNUITANT is changed after the effective date of the Rider unless the change is the result of the surviving spouse continuing the contract. A change in CONTRACTOWNER, joint owner (if applicable), or ANNUITANT will reduce the DEATH BENEFIT to the CONTRACT VALUE for the new individual.

CONTRACT OPTIONS OFFERING THE EEB RIDER MAY NOT BE AVAILABLE IN ALL STATES AND ARE NOT CURRENTLY AVAILABLE FOR CONTRACTS SOLD AS IRAS OR ROTH IRAS. PLEASE CHECK WITH YOUR INVESTMENT REPRESENTATIVE REGARDING AVAILABILITY. Contracts purchased before the EEB Rider becomes available in your state may add the Rider if it becomes available, but the request to add the Rider must be received by LINCOLN LIFE prior to March 1, 2002 or six months after state approval, whichever is later. Contracts purchased after the Rider becomes available in your state may only elect CONTRACT OPTIONS offering the Rider at the time of purchase.

If you elect a CONTRACT OPTION offering the EEB Rider after purchase, the EEB Rider will take effect as of the VALUATION DATE following our receipt of the election request, and we will begin deducting the charge for that CONTRACT OPTION as of that date. Should you elect a CONTRACT OPTION offering the EEB Rider at time of purchase the EEB Rider will take effect on the VALUATION DATE at time of issue and we will begin deducting the charge on that date.

AS CONTRACT OPTIONS OFFERING THIS RIDER MAY NOT BE AVAILABLE TO ALL CLASSES OF CONTRACTOWNERS, PLEASE CONTACT YOUR INVESTMENT REPRESENTATIVE.


ACCUMULATED BENEFIT ENHANCEMENT (ABE) In addition to the DEATH BENEFIT offered under the contract, we also provide to CONTRACTOWNERS of non-qualified contracts an Accumulated Benefit Enhancement (ABE) Death Benefit option, if requested at the time of application, at no additional charge. The ABE Death Benefit is available if you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with LINCOLN LIFE to purchase the contract and the cash surrender value of the exchanged contract(s) is at least $50,000 at the time of the surrender. All CONTRACTOWNERS, joint owners and ANNUITANTS must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit and must have been an owner(s) or ANNUITANT of the prior contract(s). Prior contracts with loans or collateral assignments are not eligible for this benefit.


The ABE Death Benefit is only available if a CONTRACT OPTION with the EGMDB or EEB Rider is purchased. Whenever this ABE Death Benefit is in effect, the death benefit amount will be the greater of the DEATH BENEFIT chosen under the contract and this ABE Death Benefit.


Upon the death of any CONTRACTOWNER, joint owner or annuitant, the ABE Death Benefit will be equal to the sum of all PURCHASE PAYMENTS made under the new contract, plus the Enhancement Amount (see below), minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first CONTRACT YEAR, only 75% of the Enhancement Amount will be used to calculate the ABE Death Benefit.


The Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by LINCOLN LIFE. However, LINCOLN LIFE will impose a limit on the prior contract's death benefit equal to the lesser of:

    1)  140% of the prior contract's cash value; or

    2)  the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value received by LINCOLN LIFE is less than 95% of the documented cash value from the prior carrier, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For this ABE Death Benefit to be effective, documentation of the death benefit and cash value from the prior carrier(s) must be provided to LINCOLN LIFE at the time of the application. LINCOLN LIFE will only accept these amounts in a format provided by the prior carrier. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior carrier.

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If more than one annuity contract is exchanged to LINCOLN LIFE, the ABE Death
Benefit will be calculated for each prior contract separately, and then added together to determine the total ABE Death Benefit.


The ABE Death Benefit will be equal to the CONTRACT VALUE under the new contract as of the date the death claim is approved by LINCOLN LIFE for payment if the CONTRACTOWNER or ANNUITANT on the contract has been changed after the contract is issued (unless the change occurred because of the death of a CONTRACTOWNER, joint owner or ANNUITANT). If any CONTRACTOWNER, joint owner or ANNUITANT is changed due to a death and the new CONTRACTOWNER, joint owner or ANNUITANT is age 76 or older when added to the contract, then the ABE Death Benefit for this new CONTRACTOWNER, joint owner or ANNUITANT will be equal to the CONTRACT VALUE as of the date the death claim is approved by LINCOLN LIFE for payment.


This ABE Death Benefit will terminate on the earliest of:

    1) the VALUATION DATE the selected DEATH BENEFIT option of the contract is changed;

    2)  the ANNUITY COMMENCEMENT DATE;

    3)  the effective date of the INCOME4LIFE(SM) SOLUTION.

It is important to realize that this ABE Death Benefit will in many cases be less than the death benefit from your prior carrier. This is always true in the first year, when only 75% of the Enhancement Amount is available.

The ABE Death Benefit may not be available in all states. Please check with your investment representative regarding availability.

GENERAL DEATH BENEFIT INFORMATION

THE CONTRACT VALUE DEATH BENEFIT, THE EGMDB, THE EEB RIDER AND THE ABE DEATH BENEFIT OPTION ARE SEPARATE DEATH BENEFITS, DEPENDING ON THE CONTRACT OPTION YOU CHOOSE. THESE DEATH BENEFITS TERMINATE IF YOU ELECT AN INCOME4LIFE(SM) SOLUTION.

If there are joint owners, upon the death of the first CONTRACTOWNER, LINCOLN LIFE will pay a DEATH BENEFIT to the surviving joint owner. The surviving joint owner will be treated as the primary, designated BENEFICIARY. Any other BENEFICIARY designation on record at the time of death will be treated as a contingent BENEFICIARY. If the surviving joint owner is the spouse of the deceased joint owner he/she may continue the contract as sole CONTRACTOWNER. Upon the death of the spouse who continues the contract, LINCOLN LIFE will pay a DEATH BENEFIT to the designated BENEFICIARY(S).

If the BENEFICIARY is the spouse of the CONTRACTOWNER, then the spouse may elect to continue the contract as owner. Should the surviving spouse elect to continue the contract a portion of the DEATH BENEFIT may be credited to the contract. Any portion of the DEATH BENEFIT that would have been payable (if the contract had not been continued) that exceeds the current CONTRACT VALUE will be credited to the contract.

If the contract is continued in this way, and the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the ANNUITANT at the time the Estate Enhancement Benefit is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current CONTRACT VALUE (after crediting any DEATH BENEFIT amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving ANNUITANT is 76 or older, the DEATH BENEFIT payable will become the EGMDB and the total annual charge will be reduced to 1.75%.

The value of the DEATH BENEFIT will be determined as of the date on which the death claim is approved for payment. Approval of payment will occur upon receipt of: (1) proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; (2) written authorization for payment; and (3) our receipt of all required claim forms, fully completed (including selection of a settlement option). If the BENEFICIARY is a minor, court documents appointing the guardian/custodian must be submitted.

Unless otherwise provided in the BENEFICIARY designation, one of the following procedures will take place on the death of a BENEFICIARY:

1. If any BENEFICIARY dies before the CONTRACTOWNER, that BENEFICIARY'S interest will go to any other BENEFICIARIES named, according to their respective interests; and/ or

2. If no BENEFICIARY survives the CONTRACTOWNER, the proceeds will be paid to the CONTRACTOWNER'S estate.

Unless the CONTRACTOWNER has already selected a settlement option, the BENEFICIARY may choose the method of payment of the DEATH BENEFIT. The DEATH BENEFIT payable to the BENEFICIARY or joint owner must be distributed within five years of the CONTRACTOWNER'S date of death unless the BENEFICIARY begins receiving within one year of the CONTRACTOWNER'S death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the BENEFICIARY'S life expectancy.

If the DEATH BENEFIT becomes payable, the RECIPIENT may elect to receive payment either in the form of a lump sum settlement or an ANNUITY PAYOUT. Upon the death of the ANNUITANT Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of DEATH BENEFITS. This payment may be

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postponed as permitted by the Investment Company Act of 1940.

OWNERSHIP

The owner on the date of issue will be the person designated in the contract specifications. If no owner is designated, the ANNUITANT(S) will be the owner. The owner may name a joint owner.

As CONTRACTOWNER, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all CONTRACTOWNERS and their designated BENEFICIARIES; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred. Non-qualified contracts may not be collaterally assigned. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.

JOINT OWNERSHIP

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.

ANNUITANT

The following rules apply prior to the ANNUITY COMMENCEMENT DATE. You may name only one ANNUITANT [unless you are a tax-exempt entity, then you can name two joint ANNUITANTS]. You (if the CONTRACTOWNER is a natural person) have the right to change the ANNUITANT at any time by notifying LINCOLN LIFE of the change. The new ANNUITANT must be under age 90 as of the effective date of the change. This change may cause a loss of the DEATH BENEFIT on the death of the ANNUITANT. See The contracts -- Death benefit before the annuity commencement date. A contingent ANNUITANT may be named or changed by notifying LINCOLN LIFE in writing.

On or after the ANNUITY COMMENCEMENT DATE, the ANNUITANT or joint ANNUITANTS may not be changed. Contingent ANNUITANT designations are no longer applicable.

SURRENDERS AND WITHDRAWALS

Before the ANNUITY COMMENCEMENT DATE, we will allow the surrender of the contract or a withdrawal of the CONTRACT VALUE upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the ANNUITY COMMENCEMENT DATE depend upon the annuity option you select. See Annuity payouts -- Annuity options.

The amount available upon surrender/withdrawal is the CONTRACT VALUE less any applicable charges, fees, and taxes at the end of the VALUATION PERIOD during which the written request for surrender/withdrawal is received at the home office. The minimum amount which can be withdrawn is $300. If a withdrawal would reduce your CONTRACT VALUE below $1,000, we may surrender the contract. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all SUBACCOUNTS within the VAA and from the general account in the same proportion that the amount of withdrawal bears to the total CONTRACT VALUE. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with surrender of a contract or withdrawal of CONTRACT VALUE. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining CONTRACT VALUE. See Charges and other deductions.

The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal tax matters.

LINCOLN LIFE reserves the right to surrender this contract if any withdrawal reduces the total CONTRACT VALUE to a level at which this contract may be surrendered in accordance with applicable law for individual deferred annuities.

INCOME4LIFE(SM) SOLUTION FOR IRA CONTRACTS

The INCOME4LIFE(SM) SOLUTION for IRA Contracts provides you variable, periodic regular income payments. This option, when available in your state, is subject to a charge, (imposed only during the payout phase) computed daily, equal to an annual rate of 1.30% (for CONTRACT OPTIONS without BONUS CREDITS) or 1.75% (for CONTRACT OPTIONS with BONUS CREDITS) of the net asset value of the VAA. This charge consists of an administrative charge of 0.15% and a mortality and expense risk charge of 1.15% (for CONTRACT OPTIONS without BONUS CREDITS) or 1.60% (for CONTRACT OPTIONS with BONUS CREDITS). If the INCOME4LIFE(SM) SOLUTION begins at issue, the charge will begin on the effective date of a new contract. The charge will begin fourteen days prior to the date the initial regular income payment is due based on the CONTRACTOWNER'S election for existing contracts.

The INCOME4LIFE(SM) SOLUTION is only available for IRA and Roth IRA contracts (excluding SEP and SARSEP markets) with a CONTRACT VALUE of $50,000 or more and only if the ANNUITANT is age 59 1/2 or older at the time the option is elected. You may elect the INCOME4LIFE(SM) SOLUTION at the time of application or at any time before the ANNUITY COMMENCEMENT DATE by sending a written request to our home office. If you make additional PURCHASE PAYMENTS, an option to start a new program under the INCOME4LIFE(SM) SOLUTION may be provided. There is no guarantee that the INCOME4LIFE(SM) solution will be available in

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the future as we reserve the right to discontinue this option at any time.

Your CONTRACT OPTION and any prior DEATH BENEFIT election will terminate once you elect the INCOME4LIFE(SM) SOLUTION.

Please refer to Federal tax matters for a discussion of the tax consequences of distributions from qualified retirement plans.

If an INCOME4LIFE(SM) SOLUTION is selected, the applicable transfer provisions among SUBACCOUNTS will continue to be those specified in your annuity contract for transfers on or before the ANNUITY COMMENCEMENT DATE. See The contracts.

Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts -- Variable annuity payouts for a more detailed explanation.

REGULAR INCOME. The INCOME4LIFE(SM) SOLUTION option provides for variable, periodic regular income payments during a defined period of time (the Access Period), and after the Access Period for as long as an ANNUITANT is living. We determine the initial regular income payment based in part on the assumed investment rate you choose. Subsequent regular income payments will be adjusted annually with the performance of the SUBACCOUNTS selected. For example, if net investment performance for the year is 3% higher (annualized) than the assumed rate, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%. Regular income payments are not subject to any surrender charges. See Charges and other deductions.

ACCESS PERIOD. During the Access Period you select, you will also be able to access your Account Value through withdrawals. We will establish the minimum (currently 5 years) (as defined below) and maximum Access Periods at the time you elect the INCOME4LIFE(SM) SOLUTION. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life.

ACCOUNT VALUE. The initial Account Value is the CONTRACT VALUE at the time you elect the INCOME4LIFE(SM) SOLUTION. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.

After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any ANNUITANT is living, and will continue to be adjusted for investment performance of the SUBACCOUNTS your ANNUITY UNITS are invested in.

WITHDRAWALS. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. See Federal tax matters -- Tax treatment of qualified contracts. Withdrawals are subject to any applicable surrender charges, except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.

SURRENDER. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.

SURVIVOR BENEFIT. During the Access Period the survivor benefit is the Account Value. If you die during the Access Period, the INCOME4LIFE(SM) SOLUTION will terminate. Your BENEFICIARY may start a new INCOME4LIFE(SM) SOLUTION program. If your spouse was a measuring life and the spouse dies, the regular income payment may be recalculated. Following the Access Period, the survivor benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no survivor benefit.

DELAY OF PAYMENTS

Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (other than weekends and holidays); (ii) times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect CONTRACTOWNERS.

REINVESTMENT PRIVILEGE

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned. This election must be made within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this Prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of ACCUMULATION UNITS which will be credited when the proceeds are reinvested will be based on the value of the

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ACCUMULATION UNIT(S) on the next VALUATION DATE. This computation will occur following receipt of the proceeds and request for reinvestment at the home office. You may utilize the reinvestment privilege only once. If your CONTRACT OPTION offers BONUS CREDITS, no BONUS CREDITS will apply when a reinvestment purchase occurs. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. You should consult a tax advisor before you request a surrender/withdrawal or subsequent reinvestment purchase.

AMENDMENT OF CONTRACT

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers.

COMMISSIONS

Commissions are paid to dealers under different commission options. The maximum commission paid as a percentage of each purchase payment is 5.00%, plus an annual continuing commission up to .55% of the value of PURCHASE PAYMENTS invested for at least 15 months; plus up to .10% of the value of PURCHASE PAYMENTS while the EGMDB is in effect. Upon annuitization, the commissions paid to dealers are a maximum of 6.00% of account annuitized and/or an annual continuing commission of up to 1.00% (or up to 1.10% for dealers maintaining certain sales volume levels) of statutory reserves. These commissions are not deducted from PURCHASE PAYMENTS, BONUS CREDITS or CONTRACT VALUE; they are paid by us.

CONTRACTOWNER QUESTIONS

The obligations to purchasers under the contracts are those of LINCOLN LIFE. Questions about your contract should be directed to us at 1-800-4LINCOLN (454-6265).

ANNUITY PAYOUTS

When you apply for a contract, you may select any ANNUITY COMMENCEMENT DATE permitted by law.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the CONTRACT VALUE may be used to purchase an annuity.

You may elect ANNUITY PAYOUTS in monthly, quarterly, semiannual or annual installments. If the payouts from any SUBACCOUNT would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.

Your CONTRACT OPTION will terminate once ANNUITY PAYOUTS begin.

ANNUITY OPTIONS

LIFE ANNUITY. This option offers a periodic payout during the lifetime of the ANNUITANT and ends with the last payout before the death of the ANNUITANT. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a DEATH BENEFIT for BENEFICIARIES. HOWEVER, THERE IS THE RISK UNDER THIS OPTION THAT THE RECIPIENT WOULD RECEIVE NO PAYOUTS IF THE ANNUITANT DIES BEFORE THE DATE SET FOR THE FIRST PAYOUT; ONLY ONE PAYOUT IF DEATH OCCURS BEFORE THE SECOND SCHEDULED PAYOUT, AND SO ON.

LIFE ANNUITY WITH GUARANTEED PERIOD. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the ANNUITANT. The designated period is selected by the CONTRACTOWNER.

JOINT LIFE ANNUITY. This option offers a periodic payout during the joint lifetime of the ANNUITANT and a designated joint ANNUITANT. The payouts continue during the lifetime of the survivor.

JOINT LIFE ANNUITY WITH GUARANTEED PERIOD. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the ANNUITANT and a designated joint ANNUITANT. The payouts continue during the lifetime of the survivor. The designated period is selected by the CONTRACTOWNER.

JOINT LIFE AND TWO-THIRDS SURVIVOR ANNUITY. This option provides a periodic payout during the joint lifetime of the ANNUITANT and a designated joint ANNUITANT. When one of the joint ANNUITANTS dies, the survivor receives two thirds of the periodic payout made when both were alive.

JOINT LIFE AND TWO-THIRDS SURVIVOR ANNUITY WITH GUARANTEED PERIOD. This option provides a periodic payout during the joint lifetime of the ANNUITANT and a joint ANNUITANT. When one of the joint ANNUITANTS dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the ANNUITANTS dies during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

UNIT REFUND LIFE ANNUITY. This option offers a periodic payout during the lifetime of the ANNUITANT with the guarantee that upon death a payout will be made of

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the value of the number of ANNUITY UNITS (see Variable annuity payouts) equal to the excess, if any, of: (a) the total amount applied under this option divided by the ANNUITY UNIT value for the date payouts begin, minus (b) the ANNUITY
UNITS represented by each payout to the ANNUITANT multiplied by the number of payouts paid before death. The value of the number of ANNUITY UNITS is computed on the date the death claim is approved for payment by the home office.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. Options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. A mortality and expense risk charge of .85% (for CONTRACT OPTIONS without BONUS CREDITS) or 1.10% (for CONTRACT OPTIONS with BONUS CREDITS) and the charge for administrative services of .15% will be assessed on all variable ANNUITY PAYOUTS, including options that may be offered that do not have a life contingency and therefore no mortality risk, except for the INCOME4LIFE(SM) SOLUTION.
VARIABLE ANNUITY PAYOUTS
Variable ANNUITY PAYOUTS will be determined using:

1. The CONTRACT VALUE on the ANNUITY COMMENCEMENT DATE, (less any surrender charges on PURCHASE PAYMENTS made within twelve months of annuitization if a CONTRACT OPTION with a BONUS CREDIT is used) and any applicable premium taxes;
2.  The annuity tables contained in the contract;
3.  The annuity option selected; and
4.  The investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:

1.  Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of ANNUITY UNITS equal to the first periodic payout divided by the ANNUITY UNIT VALUE; and

3.  Calculate the value of the ANNUITY UNITS each period thereafter.

ANNUITY PAYOUTS assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state, please check with your investment representative. You must choose your assumed interest rate at the time you elect a variable ANNUITY PAYOUT on the administrative form provided by LINCOLN LIFE. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.

GENERAL INFORMATION

YOUR CONTRACT OPTION AND ALL DEATH BENEFIT OPTIONS WILL TERMINATE AFTER THE ANNUITY COMMENCEMENT DATE.

The ANNUITY COMMENCEMENT DATE is usually on or before the CONTRACTOWNER'S 90th birthday. You may change the ANNUITY COMMENCEMENT DATE, change the annuity option or change the allocation of the investment among SUBACCOUNTS up to 30 days before the scheduled ANNUITY COMMENCEMENT DATE, upon written notice to the home office. You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a BENEFICIARY in a lump sum, the BENEFICIARY may choose any ANNUITY PAYOUT option.

Unless you select another option, the contract automatically provides for a life annuity with ANNUITY PAYOUTS guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the ANNUITANT'S death (or surviving ANNUITANT'S death in case of joint life annuity) will be paid to your BENEFICIARY as payouts become due.

INCOME4LIFE(SM) SOLUTION
(NON-QUALIFIED ANNUITY CONTRACTS ONLY)

We also offer a variable ANNUITY PAYOUT option for non-qualified contracts. The INCOME4LIFE(SM) SOLUTION, when available in your state, is subject to a charge (imposed only during the payout phase), computed daily, equal to an annual rate of 1.30% (for CONTRACT OPTIONS without BONUS CREDITS) or 1.75% (for CONTRACT OPTIONS with BONUS CREDITS) of the net asset value of the VAA. This charge consists of an administrative charge of 0.15% and a mortality and expense risk charge of 1.15% (for CONTRACT OPTIONS without BONUS CREDITS) or 1.60% (for CONTRACT OPTIONS with BONUS CREDITS). If the INCOME4LIFE(SM) SOLUTION begins at issue, the charge will begin on the effective date of a new contract. The charge will begin fourteen days prior to the date the initial regular income payment is due based on the CONTRACTOWNER'S election for existing contracts.

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If your CONTRACT VALUE is at least $50,000, you may elect the INCOME4LIFE(SM)
SOLUTION at the time of application or at any time before the ANNUITY COMMENCEMENT DATE by sending a written request to our home office. The fixed account is not available with the INCOME4LIFE(SM) SOLUTION. Additional PURCHASE PAYMENTS will not be accepted after INCOME4LIFE(SM) SOLUTION is elected. There is no guarantee that INCOME4LIFE(SM) will be available in the future as we reserve the right to discontinue this option at any time.

Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts -- Variable annuity payouts above for a more detailed explanation.

REGULAR INCOME. The INCOME4LIFE(SM) SOLUTION provides for variable, periodic regular income payments during a defined period of time (the Access Period) and after the Access Period for as long as an ANNUITANT is living. We determine the initial regular income payment based in part on the assumed investment rate you choose. Each subsequent regular income payment will be adjusted up or down with the performance of the SUBACCOUNTS selected. For example, if net investment performance for the year is 3% higher (annualized) than the assumed rate, the regular income payment will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%. Regular income payments are not subject to any surrender charges. See Federal tax matters -- Taxation of annuity payouts.

ACCESS PERIOD. During the Access Period you select, you will be able to access your Account Value (as defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect the INCOME4LIFE(SM) SOLUTION. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. Your CONTRACT OPTION will terminate once you elect the INCOME4LIFE(SM) SOLUTION.

ACCOUNT VALUE. The initial Account Value is the CONTRACT VALUE on the Valuation Date the INCOME4LIFE(SM) SOLUTION is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.

After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any ANNUITANT is living, and will continue to be adjusted for investment performance of the SUBACCOUNTS your ANNUITY UNITS are invested in.

WITHDRAWALS. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. See Federal tax matters -- Taxation of withdrawals and surrenders. Withdrawals are subject to any applicable surrender charges, except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.

SURRENDER. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.

SURVIVOR BENEFIT. During the Access Period the survivor benefit is the Account Value. Following the Access Period, the survivor benefit will be the remaining guaranteed regular income payments, if any; otherwise there is no survivor benefit.

FEDERAL TAX MATTERS

INTRODUCTION

The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

TAXATION OF NONQUALIFIED ANNUITIES

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or a section 403(b) plan.

TAX DEFERRAL ON EARNINGS

The Federal income tax law generally does not tax any increase in your CONTRACT VALUE until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

- An individual must own the contract (or the tax law must treat the contract as owned by the individual).

- The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

- Your right to choose particular investments for a contract must be limited.

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- The ANNUITY COMMENCEMENT DATE must not occur near the end of the ANNUITANT'S life expectancy.

CONTRACTS NOT OWNED BY THE INDIVIDUAL

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the CONTRACT VALUE over the PURCHASE PAYMENTS for the contract. Examples of contracts where the owner pays current tax on the contract's EARNINGS, BONUS CREDITS and PERSISTENCY CREDITS are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.

INVESTMENTS IN THE VAA MUST BE DIVERSIFIED

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the CONTRACT VALUE over the contract PURCHASE PAYMENTS. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

RESTRICTIONS

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate CONTRACT VALUE among SUBACCOUNTS may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, BONUS CREDITS, PERSISTENCY CREDITS and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

AGE AT WHICH ANNUITY PAYOUTS BEGIN

Federal income tax rules do not expressly identify a particular age by which ANNUITY PAYOUTS must begin. However, those rules do require that an annuity contract provide for amortization, through ANNUITY PAYOUTS, of the contract's PURCHASE PAYMENTS, BONUS CREDITS, PERSISTENCY CREDITS and EARNINGS. If ANNUITY PAYOUTS under the contract begin or are scheduled to begin on a date past the ANNUITANT'S 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxable on the excess of the CONTRACT VALUE over the PURCHASE PAYMENTS of the contract.

TAX TREATMENT OF PAYMENTS

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your CONTRACT VALUE until there is a distribution from your contract.

TAXATION OF WITHDRAWALS AND SURRENDERS

You will pay tax on withdrawals to the extent your CONTRACT VALUE exceeds your PURCHASE PAYMENTS in the contract. This income (and all other income from your contract) is considered ordinary income. A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your PURCHASE PAYMENTS. In certain circumstances, your PURCHASE PAYMENTS are reduced by amounts received from your contract that were not included in income.

TAXATION OF ANNUITY PAYOUTS

The tax code imposes tax on a portion of each ANNUITY PAYOUT (at ordinary income tax rates) and treats a portion as a nontaxable return of your PURCHASE PAYMENTS in the contract. We will notify you annually of the taxable amount of your ANNUITY PAYOUT. Once you have recovered the total amount of the PURCHASE PAYMENT in the contract, you will pay tax on the full amount of your ANNUITY PAYOUTS. If ANNUITY PAYOUTS end because of the ANNUITANT'S death and before the total amount of the PURCHASE PAYMENTS in the contract has been received, the amount not received generally will be deductible.

TAXATION OF DEATH BENEFITS

We may distribute amounts from your contract because of the death of a CONTRACTOWNER or an ANNUITANT. The tax treatment of these amounts depends on whether you or the ANNUITANT dies before or after the ANNUITY COMMENCEMENT DATE.

- Death prior to the ANNUITY COMMENCEMENT DATE--

    - If the BENEFICIARY receives DEATH BENEFITS under an ANNUITY PAYOUT option, they are taxed in the same manner as ANNUITY PAYOUTS.

    - If the BENEFICIARY does not receive DEATH BENEFITS under an ANNUITY PAYOUT option, they are taxed in the same manner as withdrawal.

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- Death after the ANNUITY COMMENCEMENT DATE--

    - If DEATH BENEFITS are received in accordance with the existing ANNUITY PAYOUT option, they are excludible from income if they do not exceed the PURCHASE PAYMENTS not yet distributed from the contract. All ANNUITY PAYOUTS in excess of the PURCHASE PAYMENTS not previously received are includible in income.

    - If DEATH BENEFITS are received in a lump sum, the tax law imposes tax on the amount of DEATH BENEFITS which exceeds the amount of PURCHASE PAYMENTS not previously received.

PENALTY TAXES PAYABLE ON WITHDRAWALS, SURRENDERS, OR ANNUITY PAYOUTS

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders or annuity payouts that:

- you receive on or after you reach age 59 1/2,

- you receive because you became disabled (as defined in the tax law),

- a BENEFICIARY receives on or after your death, or

- you receive as a series of substantially equal periodic payments for your life (or life expectancy).

SPECIAL RULES IF YOU OWN MORE THAN ONE ANNUITY CONTRACT

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an ANNUITY PAYOUT, a surrender or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, withdrawal or an ANNUITY PAYOUT that you must include in income and the amount that might be subject to the penalty tax described above.

LOANS AND ASSIGNMENTS

Except for certain qualified contracts, the tax code treats any amount received as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) any portion of your CONTRACT VALUE, as a withdrawal of such amount or portion.

GIFTING A CONTRACT

If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your CONTRACT'S VALUE, you will pay tax on your CONTRACT VALUE to the extent it exceeds your PURCHASE PAYMENTS not previously received. The new owner's PURCHASE PAYMENTS in the contract would then be increased to reflect the amount included in income.

CHARGES FOR A CONTRACT'S DEATH BENEFIT

Your contract may have an EGMDB or an Estate Enhancement Benefit Rider, for which you pay a daily charge. It is possible that the tax law may treat all or a portion of the EGMDB or an Estate Enhancement Benefit Rider charge as a contract withdrawal.

LOSS OF INTEREST DEDUCTION

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses. This disallowance does not apply if you pay tax on the annual increase in the CONTRACT VALUE. Entities that are considering purchasing a contract, or entities that will benefit from someone else's ownership of a contract, should consult a tax adviser.

QUALIFIED RETIREMENT PLANS

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with different types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about use of the contract with various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Effective January 1, 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 raises limits on the amount of purchase payments that can be made to most qualified plans and qualified contracts. The new law also increases the transferability of assets between these various plans and contracts. Your tax advisor should be contacted concerning the ramifications of this new law upon you.

TYPES OF QUALIFIED CONTRACTS AND TERMS OF CONTRACTS

Currently, we may issue contracts in connection with the following types of qualified plans:

    -  Individual Retirement Accounts and Annuities ("Traditional IRAs")

    -  Roth IRAs

    -  Simplified Employee Pensions ("SEPs")

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    -  Savings Incentive Matched Plan for Employees ("SIMPLE 401(k) plans")

    - Public school system and tax-exempt organization annuity plans ("403(b) plans")

    - Qualified corporate employee pension and profit sharing plans ("401(a) plans") and qualified annuity plans ("403(a) plans")

    -  Self-employed individual plans ("H.R. 10 plans" or "Keogh Plans")

    - Deferred compensation plans of state and local governments and tax-exempt organizations ("457 plans").

We will amend contracts to be used with a qualified plan as generally necessary to conform to tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

TAX TREATMENT OF QUALIFIED CONTRACTS

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,

    - Federal tax rules limit the amount of PURCHASE PAYMENTS that can be made, and the tax deduction or exclusion that may be allowed for the PURCHASE PAYMENTS. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, E.G., the participant's compensation.

    - Under Traditional IRAs, the ANNUITANT must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. However, these "minimum distribution rules" do not apply to a Roth IRA.

TAX TREATMENT OF PAYMENTS

Federal income tax rules generally include distributions from a qualified contract in the recipient's income as ordinary income. These taxable distributions will include PURCHASE PAYMENTS that were deductible or excludible from income. Thus, under many qualified contracts the total amount received is included in income since a deduction or exclusion from income was taken for PURCHASE PAYMENTS. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

The IRS has issued new proposed regulations effective January 1, 2002 concerning required minimum distributions. The proposed regulations may impact the distribution method you have chosen and the amount of your distributions. Please contact your tax adviser regarding the tax ramifications.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

FEDERAL PENALTY TAXES PAYABLE ON DISTRIBUTIONS

The tax code may impose a 10% penalty tax on the amount received from the qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender or ANNUITY PAYOUT:

    -  received on or after the ANNUITANT reaches age 59 1/2,

    - received on or after the ANNUITANT'S death or because of the ANNUITANT'S disability (as defined in the tax law),

    - received as a series of substantially equal periodic payments for the ANNUITANT'S life (or life expectancy), or

    -  received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

TRANSFERS AND DIRECT ROLLOVERS

In many circumstances, money may be moved between qualified contracts and qualified plans by means of a rollover or transfer. Special rules apply to such rollovers and transfers. If the applicable rules are not followed, you may suffer adverse Federal income tax consequences, including paying taxes which might not otherwise have had to be paid. A qualified adviser should always be consulted before you move or attempt to move funds between any qualified plan or contract and another qualified plan or contract.

The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 401(a) plans, section 403(a) or (b) plans, H.R. 10 plans and contracts used in connection with these types of plans. (The direct rollover rules do not apply to distributions from IRAs or section 457 plans.) The direct rollover rules require that we withhold Federal income tax equal to 20% of the eligible rollover distribution from the distribution amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. Before we send a rollover distribution, we will provide the recipient with a notice explaining these requirements and how the 20% withholding can be avoided by electing a direct rollover.

DEATH BENEFIT AND IRAS

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the EGMDB from being provided under the contracts when we issue the contract as Traditional IRAs or Roth IRAs. However, the law is unclear and it is possible that the presence of these under a contract issued as a Traditional IRA or Roth IRA could result in increased taxes to you. Further guidance from the IRS may cause us to limit the availability of this DEATH BENEFIT option.

FEDERAL INCOME TAX WITHHOLDING

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender or ANNUITY PAYOUT is requested, we will give the recipient an explanation of the withholding requirements.

TAX STATUS OF LINCOLN LIFE

Under existing Federal income tax laws, LINCOLN LIFE does not pay tax on investment income and realized capital gains of the VAA. LINCOLN LIFE does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

CHANGES IN LAW

The above discussion is based on the tax code, IRS regulations and interpretations existing on the date of this Prospectus. However, Congress, The IRS and the courts may modify these authorities, sometimes retroactively.

VOTING RIGHTS

As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of CONTRACTOWNERS who have interests in any SUBACCOUNTS which invest in classes of funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a SUBACCOUNT to the total number of votes attributable to the SUBACCOUNT. In determining the number of votes, fractional shares will be recognized.

Fund shares of a class held in a SUBACCOUNT for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that SUBACCOUNT. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, each person having a voting interest in a SUBACCOUNT will receive proxy voting material, reports and other materials relating to the funds. Since the funds engages in shared funding, other persons or entities besides LINCOLN LIFE may vote fund shares. See Investments of the variable annuity account -- Fund shares.

DISTRIBUTION OF THE
CONTRACTS

We are the distributor and principal underwriter of the contracts. Under an agreement with LINCOLN LIFE, Lincoln Financial Distributors, Inc. ("LFD") will act as wholesaler and will assist LINCOLN LIFE in forming the selling group. LFD will also perform certain enumerated marketing and ancillary functions in support of the selling group. The contracts will be sold by registered representatives who have been licensed by state insurance departments. The contracts will also be sold by broker-dealers who generally have been licensed by state insurance departments (or such broker-dealers have made other arrangements to comply with state insurance laws) to represent us and who have selling agreements with us. Included among these broker-dealers is Lincoln Financial Advisors (LFA). LFA is affiliated with us and in addition to selling our contracts may also act as a principal underwriter for certain other contracts issued by us. We are registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers (NASD). LINCOLN LIFE will offer contracts in all states where it is licensed to do business.

RETURN PRIVILEGE

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the home office at P.O.

Box 2340, 1300 South Clinton Street, Fort Wayne, Indiana, 46801. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the CONTRACT VALUE as of the date of receipt of cancellation, plus any premium taxes, plus mortality and expense risk charges and administrative charges proportionately attributable to any BONUS CREDITS, less any BONUS CREDITS paid into the contract. In addition, if the CONTRACT VALUE on the date of the cancellation is less than the sum of PURCHASE PAYMENTS minus withdrawals, we will return both the investment loss and fund management fees each in an amount that is proportionately attributable to any BONUS CREDITS. No contingent deferred sales charge will be assessed. A PURCHASER WHO PARTICIPATES IN THE VAA IS SUBJECT TO THE RISK OF A MARKET LOSS DURING THE FREE-LOOK PERIOD.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, in the manner specified above, except that we will return only the PURCHASE PAYMENT(S).

STATE REGULATION

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.

RECORDS AND REPORTS

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We will mail to you, at your last known address of record at the home office, at least semiannually after the first CONTRACT YEAR, reports containing information required by that Act or any other applicable law or regulation. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA.

OTHER INFORMATION

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, LINCOLN LIFE and the contracts offered. Statements in this Prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

SPECIAL ARRANGEMENTS

At times, LINCOLN LIFE may offer the contracts described in this prospectus to existing owners of other LINCOLN LIFE contracts as part of an exchange program. Contracts purchased through this exchange offer may provide certain additional benefits from those described in this Prospectus.

LEGAL PROCEEDINGS

LINCOLN LIFE is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.

LINCOLN LIFE reached an agreement to resolve its potential liability from the sale of interest sensitive universal and participating whole life insurance policies alleged in class action lawsuits against it. The agreement received court approval and has become final. The owners of approximately 4,300 policies (approximately 1% of the class) excluded themselves (opted-out) from the settlement and will not be bound by the settlement.

After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under the suits and settlement described above will not have a material adverse effect on the financial position of LINCOLN LIFE.

STATEMENT OF ADDITIONAL
INFORMATION TABLE OF
CONTENTS FOR
SEPARATE ACCOUNT C

ITEM
--------------------------------------------------
General information and history of Lincoln Life                              B-2

Special terms                                                                B-2

Services                                                                     B-2

Principal underwriter                                                        B-2

Purchase of securities being offered                                         B-2

Calculation of investment results                                            B-2

Annuity payouts                                                              B-9

Advertising and sales literature                                            B-10

Additional services                                                         B-11

Other information                                                           B-12

Financial statements                                                        B-13

For a free copy of the SAI please see page one of this booklet.

 .........................................................................

Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account C Multi-Fund-Registered Trademark-5.

                                 (Please Print)

Name: __________________________  Social Security No.: _________________________

Address: _______________________________________________________________________

City _______________________________  State _______________  Zip _______________

Mail to Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801.

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

MULTI-FUND-REGISTERED TRADEMARK- 5

LINCOLN NATIONAL
VARIABLE ANNUITY ACCOUNT C (REGISTRANT)

THE LINCOLN NATIONAL
LIFE INSURANCE COMPANY (DEPOSITOR)

STATEMENT OF ADDITIONAL INFORMATION (SAI)


This Statement of Additional Information should be read in conjunction with the Multi-Fund-Registered Trademark- 5 Prospectus of Lincoln National Variable Annuity Account C dated December 27, 2001.


You may obtain a copy of the Multi-Fund-Registered Trademark- 5 Prospectus on request and without charge. Please write Multi-Fund-Registered Trademark-Customer Service, The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).

TABLE OF CONTENTS

ITEM                                      PAGE
----------------------------------------------
GENERAL INFORMATION AND HISTORY
OF LINCOLN LIFE                           B-2
----------------------------------------
SPECIAL TERMS                             B-2
----------------------------------------
SERVICES                                  B-2
----------------------------------------
PRINCIPAL UNDERWRITER                     B-2
----------------------------------------
PURCHASE OF SECURITIES BEING OFFERED      B-2
----------------------------------------

ITEM                                      PAGE
----------------------------------------------
CALCULATION OF INVESTMENT RESULTS         B-2
----------------------------------------
ANNUITY PAYOUTS                           B-9
----------------------------------------
ADVERTISING AND SALES LITERATURE          B-10
----------------------------------------
ADDITIONAL SERVICES                       B-11
----------------------------------------
OTHER INFORMATION                         B-12
----------------------------------------
FINANCIAL STATEMENTS                      B-13
----------------------------------------

THIS SAI IS NOT A PROSPECTUS.


The date of this SAI is December 27, 2001.

GENERAL INFORMATION
AND HISTORY OF THE
LINCOLN NATIONAL LIFE
INSURANCE COMPANY (LINCOLN LIFE)

The Lincoln National Life Insurance Company (LINCOLN LIFE), organized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities, and is also a professional reinsurer. LINCOLN LIFE is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.

SPECIAL TERMS

The special terms used in this SAI are the ones defined in the Prospectus. In connection with the term, VALUATION DATE, the New York Stock Exchange is currently closed on weekends and on these holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday.

SERVICES

INDEPENDENT AUDITORS

The financial statements of the VARIABLE ANNUITY ACCOUNT (VAA) and the statutory-basis financial statements of LINCOLN LIFE appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports also appearing elsewhere in this document and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.

KEEPER OF RECORDS

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by LINCOLN LIFE or by third parties responsible to LINCOLN LIFE. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by LINCOLN LIFE for this service.

PRINCIPAL UNDERWRITER

LINCOLN LIFE has contracted with some broker/dealers, and may contract with others, to sell the variable annuity contracts through certain legally authorized persons and organizations. These dealers are compensated under a standard compensation schedule.

LINCOLN LIFE is the principal underwriter for the variable annuity contracts. We may not offer a contract continuously or in every state. LINCOLN LIFE retains no underwriting commissions from the sale of the variable annuity contracts.

PURCHASE OF SECURITIES BEING OFFERED

The variable annuity contracts are offered to the public through certain securities broker/dealers whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. See Charges and other deductions in the Prospectus.

Both before and after the ANNUITY COMMENCEMENT DATE, there are exchange privileges between SUBACCOUNTS, and from the VAA to the general account subject to restrictions set out in the Prospectus. See The contracts, in the Prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.

CALCULATION OF INVESTMENT RESULTS

The paragraphs set forth below represent performance information for the VAA and the SUBACCOUNTS calculated in several different ways.

The seven-day yield is determined by calculating the change in unit value for the base period (the 7-day period ended December 31, 2000); then dividing this figure by the account value at the beginning of the period; then annualizing this result by the factor of 365/7. This yield includes all deductions charged to the CONTRACTOWNER'S account, and excludes any realized gains and losses from the sale of securities.

STANDARD INVESTMENT RESULTS:

Standard performance is based on a formula to calculate performance that is prescribed by the SEC. Under rules issued by the SEC, standard performance must be included in any marketing material that discusses the performance of the VAA and the SUBACCOUNTS. THIS INFORMATION REPRESENTS PAST PERFORMANCE AND DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE.

Average annual return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

                        P(1 + T) to the power of n = ERV

Where:  P = a hypothetical initial PURCHASE PAYMENT of $1,000
        T = average annual total return for the period in question
        N = number of years

        ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 PURCHASE PAYMENT made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof)

        The formula assumes that: (1) all recurring fees have been charged to the CONTRACTOWNER accounts; (2) all applicable non-recurring charges (including any surrender charges) are deducted at the end of the period in question; and
        (3) there will be a complete redemption upon the anniversary of the 1-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we will report standard performance back to the first date that a fund became available in the VAA. Because standard performance reporting periods of less than one year could be misleading, we may report "N/A's" for standard performance until one year after a fund became available in the VAA.

STANDARD PERFORMANCE DATA:
PERIOD ENDING DECEMBER 31, 2000

                                                                                       10-YEARS   10-YEARS
                                                                                       OR SINCE   OR SINCE
                                                     1-YEAR  1-YEAR  5-YEARS  5-YEARS  INCEPTION  INCEPTION
                                         SUBACCOUNT  WITH    WITH    WITH     WITH     WITH       WITH
                                         COMMENCED   EGMDB   I4L     EGMDB    I4L      EGMDB      I4L
-----------------------------------------------------------------------------------------------------------
AFIS Growth-Income (Class 2)               5/22/00     N/A     N/A      N/A      N/A        N/A        (4.1)%
-----------------------------------------------------------------------------------------------------------
AFIS Growth (Class 2)                      5/22/00     N/A     N/A      N/A      N/A        N/A        (8.9)
-----------------------------------------------------------------------------------------------------------
AFIS International (Class 2)               5/22/00     N/A     N/A      N/A      N/A        N/A       (22.3)
-----------------------------------------------------------------------------------------------------------
AIM V.I. International Fund (Series I)     5/22/00     N/A     N/A      N/A      N/A        N/A       (18.4)
-----------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund (Series I)             5/22/00     N/A     N/A      N/A      N/A        N/A       (18.5)
-----------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Value
(Class A)                                  5/29/01     N/A     N/A      N/A      N/A        N/A         N/A
-----------------------------------------------------------------------------------------------------------
Alliance Technology (Class B)              5/22/00     N/A     N/A      N/A      N/A        N/A       (31.4)
-----------------------------------------------------------------------------------------------------------
Delaware Growth & Income (Standard
Class)                                      5/1/96     1.4%    1.4%     N/A      N/A        N/A        10.7
-----------------------------------------------------------------------------------------------------------
Delaware REIT (Standard Class)             5/22/00     N/A     N/A      N/A      N/A        N/A         8.6
-----------------------------------------------------------------------------------------------------------
Delaware Small Cap Value (Service
Class)                                     5/29/01     N/A     N/A      N/A      N/A        N/A         N/A
-----------------------------------------------------------------------------------------------------------
Delaware Trend (Standard Class)             5/1/96   (16.5)  (16.5)     N/A      N/A       16.2%        N/A
-----------------------------------------------------------------------------------------------------------
Deutsche VIT Equity 500 Index              1/29/99   (18.8)  (18.8)     N/A      N/A        N/A        (2.9)
-----------------------------------------------------------------------------------------------------------
Deutsche VIT Small Cap Index               1/29/99   (13.5)  (13.5)     N/A      N/A        N/A         1.9
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Growth (Service class)        8/27/99   (20.6)  (20.6)     N/A      N/A        N/A        (2.5)
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund (Service class)    8/27/99   (16.3)  (16.3)     N/A      N/A        N/A        (1.7)
-----------------------------------------------------------------------------------------------------------
Janus AS Worldwide Growth
(Institutional Class)                      1/29/99   (25.1)  (25.1)     N/A      N/A        N/A         9.6
-----------------------------------------------------------------------------------------------------------
Lincoln National Aggressive Growth          2/2/94   (12.4)  (12.4)    10.9%    10.9%       N/A        10.1
-----------------------------------------------------------------------------------------------------------
Lincoln National Bond                     12/28/81     1.0     1.0      3.1      3.1        6.0         N/A
-----------------------------------------------------------------------------------------------------------
Lincoln National Capital Appreciation       2/3/94   (25.3)  (25.3)    17.7     17.7        N/A        16.4
-----------------------------------------------------------------------------------------------------------
Lincoln National Equity Income              2/3/94     0.7     0.7     13.4     13.4        N/A        14.4
-----------------------------------------------------------------------------------------------------------
Lincoln National Global Asset
Allocation                                  8/3/87   (15.1)  (15.1)     8.0      8.0        9.6         N/A
-----------------------------------------------------------------------------------------------------------
Lincoln National Growth and Income        12/28/81   (19.2)  (19.2)    12.4     12.4       13.5         N/A
-----------------------------------------------------------------------------------------------------------
Lincoln National International              5/1/91    (9.6)   (9.6)     6.9      6.9        N/A         6.8
-----------------------------------------------------------------------------------------------------------
Lincoln National Managed                   4/27/83   (11.1)  (11.1)     7.9      7.9        9.4         N/A
-----------------------------------------------------------------------------------------------------------
Lincoln National Money Market               1/7/82    (3.8)   (3.8)     2.7      2.7        2.9         N/A
-----------------------------------------------------------------------------------------------------------
Lincoln National Social Awareness           5/2/88   (17.9)  (17.9)    15.2     15.2       16.0         N/A
-----------------------------------------------------------------------------------------------------------
Lincoln National Special Opportunities    12/28/81     6.0     6.0      9.6      9.6       13.5         N/A
-----------------------------------------------------------------------------------------------------------
MFS Capital Opportunities (Initial
Class)                                     1/29/99   (13.3)  (13.3)     N/A      N/A        N/A        11.1
-----------------------------------------------------------------------------------------------------------
MFS Total Return (Initial Class)           5/22/00     N/A     N/A      N/A      N/A        N/A         3.8
-----------------------------------------------------------------------------------------------------------
MFS Utilities (Initial Class)              5/22/00     N/A     N/A      N/A      N/A        N/A         N/A
-----------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Regency                1/2/02     N/A     N/A      N/A      N/A        N/A         N/A
-----------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth        1/29/99   (17.1)  (17.1)     N/A      N/A        N/A        14.4
-----------------------------------------------------------------------------------------------------------
Putnam Health Sciences (Class IB)          5/29/01     N/A     N/A      N/A      N/A        N/A         N/A
-----------------------------------------------------------------------------------------------------------

The performance figures shown reflect the cost of the EGMDB and the INCOME4LIFE-SM- SOLUTION for CONTRACT OPTIONS utilizing the BONUS CREDIT. The performance figures do not reflect the cost of the EEB Rider. If CONTRACTOWNERS had elected the EEB Rider, the return would have been lower. If CONTRACTOWNERS had elected the Contract Value death benefit or CONTRACT OPTIONS without BONUS CREDITS, the return would have been higher.

NON-STANDARD INVESTMENT RESULTS:

The VAA may report its results over various periods -- daily, monthly, three-month, six-month, year-to-date, yearly (fiscal year), three, five, ten years or more and lifetime -- and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. Performance information for the periods prior to the date that a fund became available in the VAA will be calculated based on (1) the performance of the fund adjusted for contract charges (ie: mortality and expense risk fees, any applicable administrative charges, and the management and other expenses of the fund) and (2) the assumption that the SUBACCOUNTS were in existence for the same periods as indicated for the fund. It may or may not reflect charges for all CONTRACT OPTIONS. This performance is referred to as non-standardized performance data. Such results may be computed on a cumulative and/or annualized basis. We may provide illustrations of income payments and values during the ANNUITY PAYOUT period, based on historical or hypothetical rates of return that are not guaranteed. We may also report non-standard performance assuming that you deposited $10,000 into a SUBACCOUNT at inception of the underlying fund or 10 years ago (whichever is less). This non-standard performance may be shown as a graph illustrating how that deposit would have increased or decreased in value over time based on the performance of the underlying fund adjusted for contract charges. THIS INFORMATION REPRESENTS PAST PERFORMANCE AND DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE. The investment return and value of a contract will fluctuate so that CONTRACTOWNER'S investment may be worth more or less than the original investment. Cumulative quotations are arrived at by calculating the change in ACCUMULATION UNIT VALUE between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the beginning of the base period. Annualized quotations are arrived at by applying a formula which reflects the level rate of return, which if earned over the entire base period, would produce the cumulative return.

(A) NON-STANDARD PERFORMANCE DATA (ADJUSTED FOR CONTRACT EXPENSE CHARGES):

Period Ending December 31, 2000

                                                                                 SINCE
                                         YTD    1-YEAR  3-YEAR  5-YEAR  10-YEAR  INCEPTION
                                         WITH   WITH    WITH    WITH    WITH     WITH       AS IF
                                         EGMDB  EGMDB   EGMDB   EGMDB   EGMDB    EGMDB      COMMENCED
-------------------------------------------------------------------------------------------------------
AFIS Growth-Income (Class 2)              6.1%    6.1%   10.4%   14.1%    13.6%    13.1%         2/8/84
-------------------------------------------------------------------------------------------------------
AFIS Growth (Class 2)                     2.7     2.7    28.2    24.5     20.1     16.6          2/8/84
-------------------------------------------------------------------------------------------------------
AFIS International (Class 2)             (23.4) (23.4)   16.3    14.2     11.6     10.2         5/11/90
-------------------------------------------------------------------------------------------------------
AIM V.I. International Fund
(Series I)(1)                            (27.7) (27.7)    7.7     9.1      N/A      9.7          5/5/93
-------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund (Series I)(1)        (16.1) (16.1)   11.7    13.9      N/A     15.3          5/5/93
-------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Value
(Class A)(2)                              N/A     N/A     N/A     N/A      N/A      N/A          5/1/01
-------------------------------------------------------------------------------------------------------
Alliance Technology (Class B)(2)         (23.0) (23.0)   28.7     N/A      N/A     19.3         1/11/96
-------------------------------------------------------------------------------------------------------
Delaware Growth & Income (Standard
Class)(3)                                 9.4     9.4     4.5    11.8     12.8      9.8         7/28/88
-------------------------------------------------------------------------------------------------------
Delaware REIT (Standard Class)(4)        29.1    29.1     N/A     N/A      N/A      4.0          5/1/98
-------------------------------------------------------------------------------------------------------
Delaware Small Cap Value (Service
Class)(5)                                16.0    16.0     0.4     9.7      N/A     10.0        12/27/93
-------------------------------------------------------------------------------------------------------
Delaware Trend (Standard Class)(6)       (8.5)   (8.5)   20.5    17.9      N/A     17.6        12/27/93
-------------------------------------------------------------------------------------------------------
Deutsche VIT Equity 500 Index(7)         (10.8) (10.8)   10.1     N/A      N/A      9.8         10/1/97
-------------------------------------------------------------------------------------------------------
Deutsche VIT Small Cap Index(7)          (5.5)   (5.5)    2.3     N/A      N/A      3.3         8/25/97
-------------------------------------------------------------------------------------------------------
Fidelity VIP Growth (Service class)(8)   (12.6) (12.6)   16.8    16.8     17.7     14.1         10/9/86
-------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund (Service
class)(8)                                (8.3)   (8.3)   12.2    15.4      N/A     18.8          1/3/95
-------------------------------------------------------------------------------------------------------
Janus AS Worldwide Growth
(Institutional Class)(9)                 (17.1) (17.1)   19.3    20.9      N/A     20.2         9/13/93
-------------------------------------------------------------------------------------------------------
Lincoln National Aggressive Growth       (4.4)   (4.4)    7.2    11.4      N/A     10.3          2/3/94
-------------------------------------------------------------------------------------------------------
Lincoln National Bond                     9.0     9.0     3.7     3.8      6.0      8.3        12/28/81
-------------------------------------------------------------------------------------------------------
Lincoln National Capital Appreciation    (17.3) (17.3)   17.0    18.1      N/A     16.5          2/3/94
-------------------------------------------------------------------------------------------------------
Lincoln National Equity Income            8.7     8.7     7.9    13.9      N/A     14.5          2/3/94
-------------------------------------------------------------------------------------------------------
Lincoln National Global Asset
Allocation                               (7.1)   (7.1)    4.3     8.6      9.6      8.1          8/3/87
-------------------------------------------------------------------------------------------------------
Lincoln National Growth and Income       (11.2) (11.2)    6.6    12.9     13.5     13.1        12/28/81
-------------------------------------------------------------------------------------------------------
Lincoln National International           (1.6)   (1.6)    8.5     7.5      N/A      6.8          5/1/91
-------------------------------------------------------------------------------------------------------
Lincoln National Managed                 (3.1)   (3.1)    4.3     8.5      9.4      9.3         4/27/83
-------------------------------------------------------------------------------------------------------
Lincoln National Money Market             4.2     4.2     3.5     3.4      2.9      4.7          1/7/82
-------------------------------------------------------------------------------------------------------
Lincoln National Social Awareness        (9.9)   (9.9)    6.4    15.6     16.0     14.5          5/2/88
-------------------------------------------------------------------------------------------------------
Lincoln National Special Opportunities   14.0    14.0     3.9    10.2     13.5     11.7        12/28/81
-------------------------------------------------------------------------------------------------------
MFS Capital Opportunities (Initial
Class)(10,)(11)                          (5.3)   (5.3)   19.6     N/A      N/A     20.9         8/14/96
-------------------------------------------------------------------------------------------------------
MFS Total Return (Initial Class)(10)     14.0    14.0     8.4    11.3      N/A     13.5          1/3/95
-------------------------------------------------------------------------------------------------------
MFS Utilities (Initial Class)(12)         5.2     5.2    16.2    18.8      N/A     20.9          1/3/95
-------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Regency(13)          N/A     N/A     N/A     N/A      N/A      N/A         8/22/01
-------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth      (9.1)   (9.1)   23.5     N/A      N/A     28.4         11/3/97
-------------------------------------------------------------------------------------------------------
Putnam Health Sciences (Class IB)        36.4    36.4     N/A     N/A      N/A     13.2          5/1/98
-------------------------------------------------------------------------------------------------------

The performance figures shown reflect the cost of the EGMDB for CONTRACT OPTIONS utilizing the BONUS CREDIT. The performance figures do not reflect the cost of the EEB Rider. If CONTRACTOWNERS had elected the EEB Rider, the return would have been lower. If CONTRACTOWNERS had elected the Contract Value death benefit or CONTRACT OPTIONS without BONUS CREDITS, the return would have been higher.

(B) NON-STANDARD PERFORMANCE DATA (ADJUSTED FOR CONTRACT EXPENSE CHARGES):

Period Ending December 31, 2000

                                                                                 SINCE
                                         YTD    1-YEAR  3-YEAR  5-YEAR  10-YEAR  INCEPTION
                                         WITH   WITH    WITH    WITH    WITH     WITH       AS IF
                                         14L    14L     14L     14L     14L      14L        COMMENCED
-------------------------------------------------------------------------------------------------------
AFIS Growth-Income (Class 2)               6.1%   6.1%   10.4%   14.1%   13.6%     13.1%         2/8/84
-------------------------------------------------------------------------------------------------------
AFIS Growth (Class 2)                      2.7    2.7    28.2    24.5    20.1      16.6          2/8/84
-------------------------------------------------------------------------------------------------------
AFIS International (Class 2)             (23.4) (23.4)   16.3    14.2    11.6      10.2         5/11/90
-------------------------------------------------------------------------------------------------------
AIM V.I. International Fund
(Series I)(1)                            (16.1) (16.1)   11.7    13.9     N/A      15.3          5/5/93
-------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund (Series I)(1)        (16.1) (16.1)   11.7    13.9     N/A      15.3          5/5/93
-------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Value
(Class A)(2)                               N/A    N/A     N/A     N/A     N/A       N/A          5/1/01
-------------------------------------------------------------------------------------------------------
Alliance Technology (Class B)(2)         (23.0) (23.0)   28.7     N/A     N/A      19.3         1/11/96
-------------------------------------------------------------------------------------------------------
Delaware Growth & Income (Standard
Class)(3)                                  9.4    9.4     4.5    11.8    12.8       9.8         7/28/88
-------------------------------------------------------------------------------------------------------
Delaware REIT (Standard Class)(4)         29.1   29.1     N/A     N/A     N/A       4.0          5/1/98
-------------------------------------------------------------------------------------------------------
Delaware Small Cap Value (Service
Class)(5)                                 16.0   16.0     0.4     9.7     N/A      10.0        12/27/93
-------------------------------------------------------------------------------------------------------
Delaware Trend (Standard Class)(6)        (8.5)  (8.5)   20.5    17.9     N/A      17.6        12/27/93
-------------------------------------------------------------------------------------------------------
Deutsche VIT Equity 500 Index(7)         (10.8) (10.8)   10.1     N/A     N/A       9.8         10/1/97
-------------------------------------------------------------------------------------------------------
Deutsche VIT Small Cap Index(7)           (5.5)  (5.5)    2.3     N/A     N/A       3.3         8/25/97
-------------------------------------------------------------------------------------------------------
Fidelity VIP Growth (Service class)(8)   (12.6) (12.6)   16.8    16.8    17.7      14.1         10/9/86
-------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund (Service
class)(8)                                 (8.3)  (8.3)   12.2    15.4     N/A      18.8          1/3/95
-------------------------------------------------------------------------------------------------------
Janus AS Worldwide Growth
(Institutional Class)(9)                 (17.1) (17.1)   19.3    20.9     N/A      20.2         9/13/93
-------------------------------------------------------------------------------------------------------
Lincoln National Aggressive Growth        (4.4)  (4.4)    7.2    11.4     N/A      10.3          2/3/94
-------------------------------------------------------------------------------------------------------
Lincoln National Bond                      9.0    9.0     3.7     3.8     6.0       8.3        12/28/81
-------------------------------------------------------------------------------------------------------
Lincoln National Capital Appreciation    (17.3) (17.3)   17.0    18.1     N/A      16.5          2/3/94
-------------------------------------------------------------------------------------------------------
Lincoln National Equity Income             8.7    8.7     7.9    13.9     N/A      14.5          2/3/94
-------------------------------------------------------------------------------------------------------
Lincoln National Global Asset
Allocation                                (7.1)  (7.1)    4.3     8.6     9.6       8.1          8/3/87
-------------------------------------------------------------------------------------------------------
Lincoln National Growth and Income       (11.2) (11.2)    6.6    12.9    13.5      13.1        12/28/81
-------------------------------------------------------------------------------------------------------
Lincoln National International            (1.6)  (1.6)    8.5     7.5     N/A       6.8          5/1/91
-------------------------------------------------------------------------------------------------------
Lincoln National Managed                  (3.1)  (3.1)    4.3     8.5     9.4       9.3         4/27/83
-------------------------------------------------------------------------------------------------------
Lincoln National Money Market              4.2    4.2     3.5     3.4     2.9       4.7          1/7/82
-------------------------------------------------------------------------------------------------------
Lincoln National Social Awareness         (9.9)  (9.9)    6.4    15.6    16.0      14.5          5/2/88
-------------------------------------------------------------------------------------------------------
Lincoln National Special Opportunities    14.0   14.0     3.9    10.2    13.5      11.7        12/28/81
-------------------------------------------------------------------------------------------------------
MFS Capital Opportunities (Initial
Class)(10,)(11)                           (5.3)  (5.3)   19.6     N/A     N/A      20.9         8/14/96
-------------------------------------------------------------------------------------------------------
MFS Total Return (Initial Class)(10)      14.0   14.0     8.4    11.3     N/A      13.5          1/3/95
-------------------------------------------------------------------------------------------------------
MFS Utilities (Initial Class)(12)          5.2    5.2    16.2    18.8     N/A      20.9          1/3/95
-------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Regency(13)           N/A    N/A     N/A     N/A     N/A       N/A         8/22/01
-------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth       (9.1)  (9.1)   23.5     N/A     N/A      28.4         11/3/97
-------------------------------------------------------------------------------------------------------
Putnam Health Sciences (Class IB)         36.4   36.4     N/A     N/A     N/A      13.2          5/1/98
-------------------------------------------------------------------------------------------------------

The performance figures shown reflect the cost of the INCOME 4 LIFE-SM- SOLUTION option for CONTRACT OPTIONS utilizing the BONUS CREDIT. If CONTRACTOWNERS had elected a CONTRACT OPTION without BONUS CREDITS, the return would have been higher.

(C) NON-STANDARD PERFORMANCE DATA (ADJUSTED FOR CONTRACT EXPENSE CHARGES):

Period Ending December 31, 2000

                                                                                           SINCE
                                         YTD       1-YEAR    3-YEAR    5-YEAR    10-YEAR   INCEPTION
                                         WITH      WITH      WITH      WITH      WITH      WITH
                                         CONTRACT  CONTRACT  CONTRACT  CONTRACT  CONTRACT  CONTRACT
                                         VALUE     VALUE     VALUE     VALUE     VALUE     VALUE
                                         DEATH     DEATH     DEATH     DEATH     DEATH     DEATH      AS IF
                                         BENEFIT   BENEFIT   BENEFIT   BENEFIT   BENEFIT   BENEFIT    COMMENCED
-----------------------------------------------------------------------------------------------------------------
AFIS Growth-Income (Class 2)                 6.9%      6.9%     11.2%    14.9%     14.4%     14.0%         2/8/84
-----------------------------------------------------------------------------------------------------------------
AFIS Growth (Class 2)                        3.4       3.4      29.2     25.4      21.0      17.5          2/8/84
-----------------------------------------------------------------------------------------------------------------
AFIS International (Class 2)               (22.8)    (22.8)     17.2     15.0      12.5      11.1         5/11/90
-----------------------------------------------------------------------------------------------------------------
AIM V.I. International Fund
(Series I)(1)                              (27.1)    (27.1)      8.5     10.0       N/A      10.5          5/5/93
-----------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund (Series I)(1)          (15.5)    (15.5)     12.5     14.8       N/A      16.2          5/5/93
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Value
(Class A)(2)                                 N/A       N/A       N/A      N/A       N/A       N/A          5/1/01
-----------------------------------------------------------------------------------------------------------------
Alliance Technology (Class B)(2)           (22.5)    (22.5)     29.6      N/A       N/A      20.2         1/11/96
-----------------------------------------------------------------------------------------------------------------
Delaware Growth & Income (Standard
Class)(3)                                   10.2      10.2       5.3     12.6      13.7      10.6         7/28/88
-----------------------------------------------------------------------------------------------------------------
Delaware REIT (Standard Class)(4)           30.0      30.0       N/A      N/A       N/A       4.8          5/1/98
-----------------------------------------------------------------------------------------------------------------
Delaware Small Cap Value (Service
Class)(5)                                   16.9      16.9       1.1     10.5       N/A      10.8        12/27/93
-----------------------------------------------------------------------------------------------------------------
Delaware Trend (Standard Class)(6)          (7.8)     (7.8)     21.4     18.8       N/A      18.4        12/27/93
-----------------------------------------------------------------------------------------------------------------
Deutsche VIT Equity 500 Index(7)           (10.1)    (10.1)     11.0      N/A       N/A      10.6         10/1/97
-----------------------------------------------------------------------------------------------------------------
Deutsche VIT Small Cap Index(7)             (4.8)     (4.8)      3.1      N/A       N/A       4.1         8/25/97
-----------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth (Service class)(8)     (12.0)    (12.0)     17.7     17.7      18.6      15.0         10/9/86
-----------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund (Service
class)(8)                                   (7.6)     (7.6)     13.0     16.3       N/A      19.7          1/3/95
-----------------------------------------------------------------------------------------------------------------
Janus AS Worldwide Growth
(Institutional Class)(9)                   (16.5)    (16.5)     20.2     21.8       N/A      21.1         9/13/93
-----------------------------------------------------------------------------------------------------------------
Lincoln National Aggressive Growth          (3.7)     (3.7)      8.1     12.2       N/A      11.1          2/3/94
-----------------------------------------------------------------------------------------------------------------
Lincoln National Bond                        9.8       9.8       4.5      4.6       6.8       9.1        12/28/81
-----------------------------------------------------------------------------------------------------------------
Lincoln National Capital Appreciation      (16.7)    (16.7)     17.9     19.0       N/A      17.4          2/3/94
-----------------------------------------------------------------------------------------------------------------
Lincoln National Equity Income               9.5       9.5       8.7     14.7       N/A      15.4          2/3/94
-----------------------------------------------------------------------------------------------------------------
Lincoln National Global Asset
Allocation                                  (6.4)     (6.4)      5.1      9.4      10.4       8.9          8/3/87
-----------------------------------------------------------------------------------------------------------------
Lincoln National Growth and Income         (10.5)    (10.5)      7.4     13.7      14.4      13.9        12/28/81
-----------------------------------------------------------------------------------------------------------------
Lincoln National International              (0.9)     (0.9)      9.3      8.3       N/A       7.6          5/1/91
-----------------------------------------------------------------------------------------------------------------
Lincoln National Managed                    (2.4)     (2.4)      5.1      9.3      10.2      10.1         4/27/83
-----------------------------------------------------------------------------------------------------------------
Lincoln National Money Market                5.0       5.0       4.3      4.2       3.7       5.5          1/7/82
-----------------------------------------------------------------------------------------------------------------
Lincoln National Social Awareness           (9.2)     (9.2)      7.2     16.5      16.8      15.3          5/2/88
-----------------------------------------------------------------------------------------------------------------
Lincoln National Special Opportunities      14.9      14.9       4.7     11.0      14.3      12.6        12/28/81
-----------------------------------------------------------------------------------------------------------------
MFS Capital Opportunities (Initial
Class)(10,)(11)                             (4.6)     (4.6)     20.5      N/A       N/A      21.8         8/14/96
-----------------------------------------------------------------------------------------------------------------
MFS Total Return (Initial Class)(10)        14.9      14.9       9.2     12.1       N/A      14.4          1/3/95
-----------------------------------------------------------------------------------------------------------------
MFS Utilities (Initial Class)(12)            6.0       6.0      17.1     19.7       N/A      21.8          1/3/95
-----------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Regency(13)             N/A       N/A       N/A      N/A       N/A       N/A         8/22/01
-----------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth         (8.4)     (8.4)     24.4      N/A       N/A      29.3         11/3/97
-----------------------------------------------------------------------------------------------------------------
Putnam Health Sciences (Class IB)           37.5      37.5       N/A      N/A       N/A      14.1          5/1/98
-----------------------------------------------------------------------------------------------------------------

The performance figures shown reflect the cost of the CONTRACT VALUE DEATH BENEFIT. The performance figures do not reflect the cost of the EGMDB or EEB death benefits or the bonus credit options. If CONTRACTOWNERS had elected these options, the return would have been lower.

ANNUITY PAYOUTS

VARIABLE ANNUITY PAYOUTS

Variable ANNUITY PAYOUTS will be determined on the basis of: (1) the dollar value of the contract on the ANNUITY COMMENCEMENT DATE, less any applicable premium taxes and surrender charges; (2) the annuity tables contained in the contract; (3) the type of ANNUITY OPTION selected; and (4) the investment results of the fund(s) selected. In order to determine the amount of variable ANNUITY PAYOUTS, LINCOLN LIFE makes the following calculation: first, it determines the dollar amount of the first payout; second, it credits the contract with a fixed number of ANNUITY UNITS based on the amount of the first payout; and third, it calculates the value of the ANNUITY UNITS each period thereafter. These steps are explained below.

The dollar amount of the first periodic variable ANNUITY PAYOUT is determined by applying the total value of the ACCUMULATION UNITS credited under the contract valued as of the ANNUITY COMMENCEMENT DATE (less any premium taxes and surrender charges) to the annuity tables contained in the contract. The first variable ANNUITY PAYOUT will be paid 14 days after the ANNUITY COMMENCEMENT DATE. This day of the month will become the day on which all future ANNUITY PAYOUTS will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum. The first ANNUITY PAYOUT is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the ANNUITANT at the ANNUITY COMMENCEMENT DATE. The assumed interest rate stated above is the measuring point for subsequent ANNUITY PAYOUTS. If the actual net investment rate (annualized) exceeds the assumed rate, the payout will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, ANNUITY PAYOUTS will decrease. If the assumed rate of interest were to be increased, ANNUITY PAYOUTS would start at a higher level but would decrease more rapidly or increase more slowly.

LINCOLN LIFE may use sex distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an ANNUITY COMMENCEMENT DATE, the contract is credited with ANNUITY UNITS for each SUBACCOUNT on which variable ANNUITY PAYOUTS are based. The number of ANNUITY UNITS to be credited is determined by dividing the amount of the first periodic payout by the value of an ANNUITY UNIT in each SUBACCOUNT selected. Although the number of ANNUITY UNITS is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the CONTRACTOWNER'S fixed number of ANNUITY UNITS in each SUBACCOUNT by the appropriate ANNUITY UNIT value for the VALUATION DATE ending 14 days prior to the date that payout is due.

The value of each SUBACCOUNT'S ANNUITY UNIT will be set initially at $1.00. The ANNUITY UNIT value for each SUBACCOUNT at the end of any VALUATION DATE is determined by multiplying the SUBACCOUNT ANNUITY UNIT value for the immediately preceding VALUATION DATE by the product of:

    (a) The net investment factor of the SUBACCOUNT for the valuation period for which the ANNUITY UNIT value is being determined, and

    (b) A factor to neutralize the assumed investment return in the annuity table.

The value of the ANNUITY UNITS is determined as of a VALUATION DATE 14 days prior to the payment date in order to permit calculation of amounts of ANNUITY PAYOUTS and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.

INCOME4LIFE(SM) SOLUTION OPTIONS FOR NON-QUALIFIED CONTRACTS

Regular income payments will be determined on the basis of: (1) the dollar value of the contract on the VALUATION DATE 14 days prior to the initial regular income date, less any applicable premium taxes, and each regular income payment date thereafter; (2) the annuity factor for the INCOME4LIFE(SM) SOLUTION option selected; and (3) the investment results of the variable SUBACCOUNTS selected.

INCOME4LIFE(SM) SOLUTION annuity factors are based, when applicable, on the 1983 Table "A" Individual Annuity Mortality Table, modified, with an assumed investment return of at the rate of either 3%, 4%, 5% or 6% per annum.

The initial regular income payment is determined by dividing the CONTRACT VALUE as of the VALUATION DATE 14 days prior to the initial regular income payment date, less any premium taxes, by 1,000 and multiplying this result by the INCOME4LIFE(SM) SOLUTION annuity factor for the option selected.

The annuity factors vary according to the INCOME4LIFE(SM) SOLUTION option selected, the length of the Access Period and the age and gender of the ANNUITANT as of the date the initial regular income payment is calculated. The assumed interest rate is the measuring point for subsequent regular income payment. Each subsequent regular income payment will fluctuate.

If the actual net investment rate (annualized) for the contract exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.

LINCOLN LIFE may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.

During the Access Period each subsequent regular income payment is determined by dividing the account value as of the VALUATION DATE 14 days prior to the regular income payment due date by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period. At the end of the Access Period, the periodic regular income payment will purchase annuity units at the then current ANNUITY UNIT value.

Subsequent regular income payments made after the liquidity period will be calculated using ANNUITY UNITS as described in the Variable annuity payouts section above.

INCOME4LIFE(SM) SOLUTION OPTIONS FOR IRA CONTRACTS

Regular income payments will be determined on the basis of: (1) the dollar value of the contract on December 31 of the year prior to the initial regular income payment and each subsequent regular income payment; (2) the annuity factor for the INCOME4LIFE(SM) SOLUTION option selected; and (3) the investment results of the fixed and/or variable SUBACCOUNTS selected.

INCOME4LIFE(SM) SOLUTION annuity factors are based, when applicable, on the 1983 Table "A" Individual Annuity Mortality Table, modified, with an assumed investment return of at the rate of either 3%, 4%, 5% or 6% per annum.

The initial regular income payment is determined by dividing the CONTRACT VALUE as of December 31 of the year prior to the initial regular income payment date by 1,000 and multiplying this result by the INCOME4LIFE(SM) SOLUTION annuity factor for the option selected.

The annuity factor will vary according to the INCOME4LIFE(SM) SOLUTION option selected, the length of the Access Period and the age and gender of the ANNUITANT as of the date the initial regular income payment is calculated. The assumed interest rate is the measuring point for subsequent regular income payment. Regular income payments will be adjusted at the beginning of each calendar year during the Access Period, regardless of whether the account value is invested in fixed or variable SUBACCOUNTS. After the Access Period each subsequent regular income payment will be adjusted.

If the actual net investment rate (annualized) for the contract, whether based upon a fixed and/or variable subaccounts, exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.

LINCOLN LIFE may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.

During the Access Period, the first regular income payment made in the calendar year will be determined by dividing the account value as of December 31 of the year prior to the regular income payment by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period. Any regular income payments due in the same calendar year will be equal to the first regular income payment of the calendar year. This results in the regular income payment remaining level for a full calendar year and then adjusting at the beginning of the next calendar year.

At the end of the Access Period, the periodic regular income payment will purchase ANNUITY UNITS at the then current ANNUITY UNIT value.

Subsequent regular income payments made after the Access Period will be calculated using ANNUITY UNITS as described in the Variable annuity payouts section above. This will result in the regular income payment then fluctuating with each subsequent regular income payment.

PROOF OF AGE, SEX AND SURVIVAL

LINCOLN LIFE may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, LINCOLN LIFE may refer to the following organizations (and others) in its marketing materials:

A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company. A.M. Best also provides certain rankings, to which LINCOLN LIFE intends to refer.

FITCH provides ratings on over 800 insurance entities in close to 30 countries. The Insurance Group maintains three significant analytical staffing centers in Chicago, London and New York, and also coordinates local analytical resources in other parts of the world on behalf of Fitch's global office network.

EAFE Index is prepared by MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI). It measures performance of equity securities in Europe, Australia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diversification representing over 1,000 companies across 20 different countries.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

MOODY'S insurance financial strength rating is an opinion of an insurance company's financial strength and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

MORNINGSTAR is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities.

STANDARD & POOR'S insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

VARDS (Variable Annuity Research and Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

STANDARD & POOR'S 500 INDEX -- A broad-based measurement of U.S. stock-market performance based on the weighted average performance of 500 common stocks of leading company's and leading industries; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm.

NASDAQ-OTC Price Index -- this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA) -- price-weighted average of 30 actively traded blue chip stocks, primarily industrials but currently including American Express Company and American Telephone and Telegraph Company. Prepared and published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

In its advertisements and other sales literature for the VAA and the funds, LINCOLN LIFE intends to illustrate the advantages of the contracts in a number of ways:

COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the VARIABLE ANNUITY ACCOUNT over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

INTERNET -- An electronic communications network which may be used to provide information regarding LINCOLN LIFE, performance of the SUBACCOUNTS and advertisement literature.

ADDITIONAL SERVICES

DOLLAR-COST AVERAGING. (DCA) You may systematically transfer on a monthly basis amounts from the fixed account or certain variable SUBACCOUNTS into the variable SUBACCOUNTS or the fixed side of the contract. You may elect to participate in the DCA program at the time of application or at anytime before the ANNUITY COMMENCEMENT DATE by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
(1) the ANNUITY COMMENCEMENT DATE; (2) the value of the amount being DCA'd is depleted; or (3) you cancel the program by written request or by telephone if we have your telephone authorization on file. If you have cancelled the DCA program prior to the end of the selected DCA period, any remaining CONTRACT VALUE in the DCA holding account within the fixed

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account, will automatically be transferred to the variable SUBACCOUNTS selected by you. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

AUTOMATIC WITHDRAWAL SERVICE. (AWS) AWS provides an automatic, periodic withdrawal of CONTRACT VALUE to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the CONTRACTOWNER. You may elect to participate in AWS at the time of application or at any time before the ANNUITY COMMENCEMENT date by sending a written request to our home office. The minimum CONTRACT VALUE required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to our home office. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted by Section 401(a)(9) of the code for qualified plans or permitted under Section 72 for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Charges and other deductions--Surrender charge in the Prospectus. We reserve the right to discontinue this service at any time.

CROSS-REINVESTMENT SERVICE. Under this option, account value in a designated variable SUBACCOUNT or the fixed side of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable SUBACCOUNT(S) or the fixed side of the contract at specific intervals. You may elect to participate in cross-reinvestment at the time of application or at any time before the ANNUITY COMMENCEMENT DATE by sending a written request to our home office or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross-reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

PORTFOLIO REBALANCING. Portfolio rebalancing is an option which, if elected by the CONTRACTOWNER, restores to a pre-determined level the percentage of CONTRACT VALUE allocated to each variable account SUBACCOUNT (e.g., 20% Money Market, 50% Growth, 30% International). This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to LINCOLN LIFE or by telephone if we have your telephone authorization on file.

If portfolio rebalancing is elected, all PURCHASE PAYMENTS and any corresponding BONUS CREDITS allocated to the variable account SUBACCOUNTS must be subject to portfolio rebalancing.

Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the CONTRACTOWNER. Once the portfolio rebalancing option is activated, any variable account SUBACCOUNT transfers executed outside of the portfolio rebalancing option will terminate the portfolio rebalancing option. Any subsequent PURCHASE PAYMENT or withdrawal that modifies the account balance within each variable account SUBACCOUNT may also cause termination of the portfolio rebalancing option. Any such termination will be confirmed to the CONTRACTOWNER. The CONTRACTOWNER may terminate the portfolio rebalancing option or re-enroll at any time by writing LINCOLN LIFE, or by calling, if we have your telephone authorization on file.

The portfolio rebalancing program is not available following the ANNUITY COMMENCEMENT DATE.

LINCOLN FINANCIAL GROUP. Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets in excess of $90 billion and annual consolidated revenues of over $6.8 billion. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, life-health reinsurance, mutual funds, institutional investment management and financial planning and advisory services.

LINCOLN LIFE'S CUSTOMERS. Sales literature for the VAA and the funds may refer to the number of employers and the number of individual annuity clients which LINCOLN LIFE serves. As of the date of this SAI, LINCOLN LIFE was serving over 15,000 employers and more than 1.5 million individuals.

LINCOLN LIFE'S ASSETS, SIZE. LINCOLN LIFE may discuss its general financial condition (see, for example, the reference to A.M. Best Company, above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria (see reference to A.M. Best Company above). For example, at year-end 2000 LINCOLN LIFE had statutory admitted assets of over $76 billion.

OTHER INFORMATION

Due to differences in redemption rates, tax treatment or other considerations, the interests of CONTRACTOWNERS

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under the variable life accounts could conflict with those of CONTRACTOWNERS under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.

FINANCIAL STATEMENTS

Financial statements of the VAA and the statutory-basis financial statements of LINCOLN LIFE appear on the following pages.

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